                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )


    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12



                               INTERNATIONAL NETWORK SERVICES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4) Proposed maximum aggregate value of transaction:
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     (5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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     (4) Date Filed:
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Notes:

                                     [LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON OCTOBER 29, 1998

To the Shareholders:

    Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of International Network Services (the "Company"), a California corporation, will be held on Thursday, October 29, 1998 at 1:00 p.m., local time, at the Company's headquarters at 1213 Innsbruck Drive, Sunnyvale, California 94089, for the following purposes:

    1. To elect directors to serve for the ensuing year and until their successors are duly elected and qualified.

    2. To approve an amendment to the Company's 1996 Stock Plan to (i) provide for an automatic annual increase in the number of shares available for issuance thereunder, beginning on July 1, 1999 and ending on July 1, 2003 and (ii) increase the number of shares that can be granted to any one employee in any fiscal year from 500,000 shares to 2,000,000 shares.

    3. To approve an amendment to the Company's 1996 Employee Stock Purchase Plan to provide for an automatic annual increase in the number of shares available for issuance thereunder, beginning on November 1, 1998.

    4. To approve the adoption of the Company's Director Option Plan and the reservation of 300,000 shares of the Company's Common Stock for issuance thereunder.

    5. To approve a change in the state of incorporation of the Company from California to Delaware.

    6. To approve an increase in the number of authorized shares of Common Stock from 75,000,000 to 150,000,000 subject to the change in the Company's state of incorporation, as proposed above.

    7. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending June 30, 1999.

    8. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only holders of record of the Company's Common Stock at the close of business on September 14, 1998 are entitled to notice of and to vote at the Annual Meeting.

    All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she has returned a proxy card.

                                          By Order of the Board of Directors


                                                  /s/ Kevin J. Laughlin


                                          KEVIN J. LAUGHLIN
                                          VICE PRESIDENT, FINANCE,
                                          CHIEF FINANCIAL OFFICER AND SECRETARY


Sunnyvale, California
September 29, 1998

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.

                         INTERNATIONAL NETWORK SERVICES
                                PROXY STATEMENT
                                      FOR
                      1998 ANNUAL MEETING OF SHAREHOLDERS
                               PROCEDURAL MATTERS

GENERAL

    The enclosed proxy is solicited on behalf of the Board of Directors of International Network Services (the "Company"), a California corporation, for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, October 29, 1998 at 1:00 p.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's headquarters at 1213 Innsbruck Drive, Sunnyvale, California 94089, and the telephone number at that location is (408) 542-0100.


    This Proxy Statement and the enclosed proxy were mailed on or about September 29, 1998, together with the Company's 1998 Annual Report to Shareholders, to all shareholders entitled to vote at the Annual Meeting.


RECORD DATE


    Only holders of record of the Company's common stock, no par value (the "Common Stock"), at the close of business on September 14, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 33,010,460 shares of the Company's Common Stock were outstanding and the Company had 230 shareholders of record. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Security Ownership of Certain Beneficial Owners and Management."


PROXIES; REVOCABILITY OF PROXIES

    All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

    A shareholder may revoke any proxy given pursuant to this solicitation at any time before it is voted by delivering to the Company's Corporate Secretary a written notice of revocation or a duly executed proxy bearing a date later than that of the previously submitted proxy, or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

    Each shareholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Shareholders do not have the right to cumulate their votes in the election of directors.

    The cost of soliciting proxies will be borne by the Company. The Company has retained the services of ChaseMellon Shareholder Services to assist in the solicitation of proxies for the annual meeting. The estimated cost of such services is $6,500, plus reimbursement of reasonable out-of-pocket expenses. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

    In the election of directors, the six nominees receiving the highest number of affirmative votes shall be elected. Each of Proposals 5 and 6 must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. Proposals 2, 3, 4 and 7 and must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote on the subject matter. The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business. Abstentions and shares held by brokers that are present but are not voted because the brokers were prohibited from exercising discretionary authority ("broker non-votes") will be counted for the purpose of determining if a quorum is present. For purposes of determining the number of shares voting on a particular proposal, abstentions are counted as shares voting, whereas broker non-votes are not counted as shares voting.

PROCEDURE FOR SUBMITTING SHAREHOLDER PROPOSALS


    Any proposal of a shareholder of the Company which is intended to be presented by such shareholder at the Company's 1999 Annual Meeting of Shareholders must be received by the Company no later than June 1, 1999 in order for such proposal to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.



    In addition, under the provisions of each of the Bylaws of INS California and the Bylaws of INS Delaware, for nominations for the election of directors or business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely for the Company's 1999 annual meeting of shareholders, notice of any such proposed nominations or business must be submitted to the Secretary of the Company (i) under the provisions of the Bylaws of INS Delaware, no later than June 1, 1999, and (ii) under the provisions of the Bylaws of INS California, no later than 90 days prior to the date of the annual meeting; however, where less than 100 days notice or prior public disclosure of the date of the shareholders' meeting is given, notice must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

NOMINEES

    A board of six directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's six nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of shareholders or until a successor has been duly elected and qualified. The authorized number of directors is seven, and there will be a vacancy on the Board.

    The name and certain information regarding each nominee are set forth below. There are no family relationships among directors or executive officers of the Company.

NAME                                                   AGE(1)                   POSITION WITH THE COMPANY
---------------------------------------------------  -----------  -----------------------------------------------------
Donald K. McKinney.................................          49   Chairman of the Board

John L. Drew.......................................          42   President, Chief Executive Officer and Director

Douglas C. Allred..................................          47   Director

Vernon R. Anderson.................................          67   Director

David Carlick......................................          48   Director

Lawrence G. Finch..................................          64   Director

------------------------

(1) As of September 14, 1998

    DONALD K. MCKINNEY. Mr. McKinney, the founder of the Company, served as President and Director from the Company's inception in August 1991 until January 1996 and Chief Executive Officer from August 1991 until July 1998. Mr. McKinney has served as Chairman of the Board since January 1996. Mr. McKinney served as the Vice President of Sales and Marketing of Electronics for Imaging, Inc., a provider of hardware and software products for the digital color imaging market, from May 1989 to February 1991. Mr. McKinney has also served in various sales, management and consulting positions at Sequoia Capital, Silicon Graphics, Inc., Chromatics and IBM. Mr. McKinney is also on the Board of Directors of C-Cube Microsystems and several privately held companies.

    JOHN L. DREW. Mr. Drew served as Vice President of Operations from June 1994 to January 1996 and as President and Chief Operating Officer from February 1996 to July 1998. Mr. Drew has served as President and Chief Executive Officer since July 1998. Mr. Drew is also a Director of the Company. Prior to joining the Company, Mr. Drew was Vice President and General Manager for the Network Enable Division of Unisys Corporation from April 1991 to June 1994. Mr. Drew also served in other finance, marketing and management positions for Unisys Corporation from July 1984 to March 1991.

    DOUGLAS C. ALLRED. Mr. Allred has served as a member of the Company's Board of Directors since January 1997. Mr. Allred has served as Senior Vice President, Customer Advocacy World Wide Systems, Support and Services since November 1996 at Cisco Systems, Inc. a provider of networking equipment, where he is responsible for customer support services including technical support services, customer service and field support for Cisco's customers and partners worldwide. He is also responsible for Cisco's internal information and network services. Mr. Allred held the position of Vice President, Customer

Advocacy from August 1991 to November 1996. Prior to joining Cisco, Mr. Allred was Vice President of Oracle's worldwide support group. Earlier, he was Vice President of Information Systems at a division of General Electric.

    VERNON R. ANDERSON. Mr. Anderson has served as a member of the Company's Board of Directors since April 1992 and served as Chairman of the Board from April 1992 to January 1996. Mr. Anderson has been a private investor and management advisor since January 1994. Mr. Anderson was the President, Chief Executive Officer and Vice Chairman of Axel Johnson, Inc., a diversified industrial company, from March 1988 to October 1989, and Vice Chairman from October 1989 to December 1993. Mr. Anderson was a founder, President and Chief Executive Officer of Silicon Graphics, Inc., Collagen Corporation and Vidar Corporation.

    DAVID CARLICK. Mr. Carlick has served as a member of the Board of Directors since April 1992. Mr. Carlick was the founder of Carlick Advertising in 1981, which merged with Poppe Tyson in 1993, and was an Executive Vice President and Director of Poppe Tyson from 1993 to March 1997. From April 1997 to September 1997, Mr. Carlick was President, Media Services, of PowerAgent. Since September 1997, Mr. Carlick has served as Senior Advisor to VantagePoint Venture Partners. Mr. Carlick is on the Board of Directors of several privately held companies.

    LAWRENCE G. FINCH. Mr. Finch has served as a member of the Board of Directors since June 1993. Mr. Finch has been a partner of Sigma Partners since 1989. Mr. Finch is on the Board of Directors of Splash Technology Inc. and several privately held companies.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors held a total of 5 meetings (including regularly scheduled and special meetings) during fiscal 1998 and also took certain actions by written consent. No incumbent director during the last fiscal year attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors while they served on the Board, and (ii) the total number of meetings held by all committees on which he served, except Mr. Allred who attended 40% of the Board meetings.

    The Board of Directors of the Company has two standing committees: an Audit Committee and a Compensation Committee. The Company has no nominating committee or a committee performing a similar function.

    The Audit Committee, which currently consists of Messrs. Anderson, Carlick and Finch, is responsible for (i) recommending engagement of the Company's independent accountants, (ii) approving the services performed by such accountants, (iii) consulting with such accountants and reviewing with them the results of their examination, (iv) reviewing and approving any material accounting policy changes affecting the Company's operating results, (v) reviewing the Company's control procedures and personnel, and (vi) reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. The Audit Committee held 4 meetings during fiscal 1998.

    The Compensation Committee, which currently consists of Messrs. Anderson and Carlick, is responsible for (i) reviewing and approving the compensation and benefits for the Company's executive officers, (ii) administering the Company's stock plans and (iii) making recommendations to the Board of Directors regarding such matters. The Compensation Committee held 2 meetings during fiscal 1998 and also took certain actions by written consent.

DIRECTOR COMPENSATION

    Members of the Company's Board of Directors do not receive compensation for their services as directors. Directors are eligible to receive stock option grants to purchase Common Stock under the Company's 1996 Stock Plan. In May 1998, Mr. Finch received an option to purchase 5,000 shares of

Common Stock, and in August 1998, Messrs. Anderson and Carlick each received an option to purchase 5,000 shares of Common Stock. The options vest monthly over a 50 month period.

    In addition, all directors are reimbursed for expenses incurred in attending Board meetings.

REQUIRED VOTE

    The six nominees receiving the highest number of affirmative votes of the outstanding shares of Common Stock present or represented and entitled to be voted for them shall be elected as directors. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under California law. The proxies cannot be voted for a greater number of persons than six.
 RECOMMENDATION: THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RE-ELECTION OF MESSRS. MCKINNEY, DREW, ALLRED, ANDERSON, CARLICK AND FINCH.

                                 PROPOSAL NO. 2
                          AMENDMENT TO 1996 STOCK PLAN


GENERAL


    The Company's 1996 Stock Plan was adopted by the Board of Directors in July 1996 and approved by the shareholders in August 1996 and provides for the granting to employees (including employee directors and officers) of the Company of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for the granting of nonstatutory stock options and stock purchase rights to employees and consultants of the Company. A total of 5,500,000 shares of Common Stock has been reserved for issuance under the 1996 Stock Plan. As of September 14, 1998, a total of 955,043 shares remained available for future grant under the 1996 Stock Plan.



    Section 162(m) of the Code limits the deductibility of compensation paid to certain executive officers of the Company. To maximize the Company's deduction attributable to options granted to such persons, the 1996 Stock Plan provides that no employee may be granted, in any fiscal year, options and stock purchase rights to purchase more than 500,000 shares of Common Stock, except that options to purchase up to 500,000 additional shares of Common Stock may be granted in connection with initial service. The Company's Board of Directors, subject to shareholder approval, has adopted an amendment to the 1996 Stock Plan to increase the number of shares that can be granted to any one employee in any fiscal year from 500,000 shares to 2,000,000 shares.


PROPOSAL

    In July 1998, the Board of Directors adopted, subject to shareholder approval, an amendment to the 1996 Stock Plan to: (i) provide for an automatic annual increase in the number of shares available for issuance thereunder on July 1 of each year, beginning on July 1, 1999 and ending on July 1, 2003, by an amount equal to the lesser of (a) 2.5 percent of the number of shares of Common Stock outstanding on the last day of each preceding fiscal year, (b) 3,750,000 shares of Common Stock or (c) a lesser amount determined by the Board; and (ii) increase the number of shares that can be granted to any one employee in any fiscal year from 500,000 shares to 2,000,000 shares. These amendments will enable the Company to continue to grant options to eligible employees and consultants under the terms and conditions of the 1996 Stock Plan.

    The Board of Directors believes that the approval of the amendments to the 1996 Stock Plan is in the best interests of the Company and its shareholders, as the availability of an adequate number of shares for issuance under the 1996 Stock Plan and the ability to grant stock options is an important factor in attracting, motivating and retaining qualified personnel essential to the success of the Company.

REQUIRED VOTE

    The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote on the subject matter is required to approve the amendment to the 1996 Stock Plan. Abstentions will be counted as shares entitled to vote whereas broker non-votes will not be counted.
 RECOMMENDATION: THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE 1996 STOCK PLAN.

SUMMARY OF 1996 STOCK PLAN

    The following summary of the 1996 Stock Plan is qualified in its entirety by the specific language of the 1996 Stock Plan, a copy of which is available to any shareholder upon written request to the Corporate Secretary.

    PURPOSE. The purposes of the 1996 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants of the Company and to promote the success of the Company's business.

    ADMINISTRATION. The 1996 Stock Plan may be administered by the Board or a committee of the Board (the "Administrator"), which committee is required to be constituted to comply with Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and applicable laws. Subject to the other provisions of the 1996 Stock Plan, the Administrator has the power to determine the employees, directors and consultants to whom options and stock purchase rights may be granted, the number of shares subject to the option or stock purchase right and the exercisability thereof. The Administrator also has the power to institute an option exchange program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

    ELIGIBILITY; LIMITATIONS. The 1996 Stock Plan provides that nonstatutory stock options may be granted to employees, directors and consultants. Incentive stock options may be granted only to employees. An optionee who has been granted an option or stock purchase right may, if he or she is otherwise eligible, be granted additional options or stock purchase rights.

    TERMS AND CONDITIONS OF OPTIONS. Each option granted under the 1996 Stock Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

        (a) EXERCISE PRICE. The Administrator determines the exercise price of options to purchase shares of Common Stock at the time the options are granted. However, the exercise price of an incentive stock option must not be less than 100% (110% if issued to any person possessing more than 10% of the voting power of all classes of stock of the Company (a "10% Shareholder")) of the fair market value of the Common Stock on the date the option is granted. For so long as the Company's Common Stock is traded on The Nasdaq National Market, the fair market value of a share of Common Stock will be the closing sales price for such stock (or the closing bid if no sales were reported) on the date of grant (or if such date is not a market trading day, the most recent last trading day prior to the date of grant) as quoted on such system.


        (b) EXERCISE OF THE OPTION. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. The terms of such vesting are to be determined by the Administrator. Options granted under the 1996 Stock Plan to date generally become exercisable over 50 months at a rate of 24 percent of the shares subject to the options at the end of 12 months from the date of grant and the remaining shares vest at the rate of two percent per month over the next 38 months and have a ten-year term. Certain stock option agreements provide for early exercise of options, subject to the Company's right to repurchase the stock that lapses over the same period. The maximum term of an option granted to a 10% Shareholder is five years. An option is exercised by giving notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and by tendering full payment of the purchase price to the Company.


        (c) FORM OF CONSIDERATION. The consideration to be paid for the shares of Common Stock issued upon exercise of an option shall be determined by the Administrator. Such form of consideration may vary for each option, and may consist entirely of cash, check, promissory note, other shares of the Company's Common Stock, any combination thereof, or any other legally permissible form of consideration as may be provided in the stock option agreement.

        (d) TERMINATION OF EMPLOYMENT. In the event an optionee's continuous status as an employee, director or consultant terminates for any reason (other than upon the optionee's death or disability), the optionee may exercise his or her option within such period of time as is specified in such optionee's stock option agreement but only to the extent that the optionee was entitled to exercise the option at the date of such termination (but in no event later than the expiration of the term of such option as set forth in the stock option agreement). Options granted under the 1996 Stock Plan to date have generally provided that optionees may exercise their options within three months from the date of termination of employment (other than for death or disability).

        (e) DISABILITY. In the event an optionee's continuous status as an employee, director or consultant terminates as a result of permanent and total disability (as defined in Section 22(e)(3) of the Code), the optionee may exercise his or her option, but only within twelve months from the date of such termination, and only to the extent that the optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such option as set forth in the stock option agreement).

        (f) DEATH. In the event of an optionee's death, the optionee's estate or a person who acquired the right to exercise the deceased optionee's option by bequest or inheritance may exercise the option, but only within twelve months following the date of death, and only to the extent that the optionee was entitled to exercise it at the date of death (but in no event later than the expiration of the term of such option as set forth in the stock option agreement).

        (g) TERM OF OPTIONS. The term of each option is the term stated in the stock option agreement; provided, however, that the term may not exceed ten years from the date of grant. In the case of an incentive stock option granted to a 10% Shareholder, the term may not exceed 5 years from the date of grant. No option may be exercised by any person after the expiration of its term.

        (h) NONTRANSFERABILITY OF OPTIONS. Unless determined otherwise by the Administrator, an option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable during the optionee's lifetime only by the optionee. In the event of the optionee's death, options may be exercised by a person who acquires the right to exercise the option by bequest or inheritance.

        (i) VALUE LIMITATION. If the aggregate fair market value (as determined on date of grant) of all shares of Common Stock subject to an optionee's incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory options.

        (j) OTHER PROVISIONS. The stock option agreement may contain such other terms, provisions and conditions not inconsistent with the 1996 Stock Plan as may be determined by the Administrator.

    STOCK PURCHASE RIGHTS. A stock purchase right gives the purchaser a period from the date of grant to purchase Common Stock. A stock purchase right is accepted by the execution of a restricted stock purchase agreement between the Company and the purchaser, accompanied by the payment of the purchase price for the shares. Unless the Administrator determines otherwise, the restricted stock purchase agreement shall give the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment or consulting relationship with the Company for any reason (including death and disability). The purchase price for any shares repurchased by the Company shall be the original price paid by the purchaser. The repurchase option lapses at a rate determined by the Administrator. A stock purchase right is nontransferable other than by will or the laws of descent and distribution, and may be exercisable during the optionee's lifetime only by the optionee.

    ADJUSTMENT UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS. In the event of changes in the outstanding Common Stock of the Company by reason of any stock splits, reverse stock splits, stock dividends, combinations, reclassifications or other similar change in the capital structure of the Company, an appropriate adjustment shall be made by the Board in the following: (i) the number of shares of Common Stock subject to the 1996 Stock Plan, (ii) the number and class of shares of stock subject to any option or stock purchase right outstanding under the 1996 Stock Plan, (iii) and the exercise price of any such outstanding option or stock purchase right. The determination of the Board as to which adjustments shall be made shall be conclusive. In the event of a proposed dissolution or liquidation of the Company, the Board will notify the holders of options or stock purchase rights as soon as practicable prior to such action and all outstanding options and stock purchase rights will terminate immediately prior to the consummation of such proposed action.

    Notwithstanding the above, in the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, the 1996 Stock Plan requires that each outstanding option and stock purchase right be assumed or an equivalent option or stock purchase right be substituted by the successor corporation; provided, however, if such successor or purchaser refuses to assume or substitute the then outstanding options or stock purchase rights, the 1996 Stock Plan provides for the full acceleration of the exercisability of all outstanding options and stock purchase rights for a period of 15 days from the date of notice of acceleration to the holder and all options or stock purchase rights will terminate upon the expiration of such period.

    AMENDMENT AND TERMINATION OF THE 1996 STOCK PLAN. The Board may at any time amend, alter, suspend or terminate the 1996 Stock Plan. The Company shall obtain shareholder approval of any amendment to the 1996 Stock Plan in such a manner and to such a degree as is necessary and desirable to comply with Rule 16b-3 under the Exchange Act and Sections 162(m) and 422 of the Code (or any other applicable law or regulation, including the requirements of any exchange or quotation system on which the Common Stock is traded). Any amendment or termination of the 1996 Stock Plan shall not affect options already granted and such options shall remain in full force and effect as if the 1996 Stock Plan had not been amended or terminated, unless mutually agreed otherwise between the optionee and the Company, which agreement must be in writing and signed by the optionee and the Company. In any event, the 1996 Stock Plan shall terminate in July 2006. Any options outstanding under the 1996 Stock Plan at the time of its termination shall remain outstanding until they expire by their terms.

FEDERAL INCOME TAX CONSEQUENCES


    INCENTIVE STOCK OPTIONS. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after the exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and lower of
(i) the fair market value of the shares at the date of the option exercise or
(ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Long-term capital gains are grouped and netted by holding periods. Net capital gains on assets held for more than twelve months are currently taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% Stockholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.


    NONSTATUTORY STOCK OPTIONS. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on assets held for more than twelve months is currently taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

    STOCK PURCHASE RIGHTS. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

    The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% Shareholder of the Company.

    THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES, HOLDERS OF STOCK PURCHASE RIGHTS, AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS AND STOCK PURCHASE RIGHTS UNDER THE 1996 STOCK PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

1998 NONSTATUTORY STOCK OPTION PLAN


    In April 1998, the Board of Directors adopted the 1998 Nonstatutory Stock Option Plan. A total of 2,000,000 shares of Common Stock has been reserved for issuance under the 1998 Nonstatutory Stock Option Plan, and as of September 14, 1998, a total of 524,800 shares remained eligible for future grant. The 1998 Nonstatutory Stock Option Plan provides for grants to employees and consultants of the Company.


PARTICIPATION IN THE 1996 STOCK PLAN

    The grant of options under the 1996 Stock Plan to employees, including the Named Officers (as defined under "Executive Officers and Compensation"), is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the 1996 Stock Plan. Accordingly, future awards are not determinable. The following table sets forth information with respect to the grant of options pursuant to the 1996 Stock Plan to the Named Officers, to all current executive officers as a group, to all current directors who are not executive officers as a group and to all other employees as a group during the last fiscal year. Subject to shareholder approval, the Company granted an option to Mr. Drew to purchase a number of shares greater than the current limitation under Section 162(m) of the Code in July 1998. For a more detailed discussion of executive compensation, see "Executive Officers and Compensation."

                                                                                   NUMBER OF
                                                                                   SECURITIES      EXERCISE PRICE
                                                                               UNDERLYING OPTIONS      ($ PER
NAME OF INDIVIDUAL AND POSITION                                                     GRANTED           SHARE)(1)
-----------------------------------------------------------------------------  ------------------  ---------------
Donald K. McKinney...........................................................          500,000        $   26.44
  Chairman of the Board

John L. Drew.................................................................          500,000            20.00
  President, Chief Executive Officer and Director

Kevin J. Laughlin............................................................          125,000            26.41
  Vice President, Finance, Chief Financial Officer and Secretary

All current executive officers as a group (3 persons)........................        1,125,000            23.57

All current directors who are not executive officers as a group..............            5,000            30.97

All other employees as a group...............................................        2,803,100            21.69

------------------------

(1) Represents a weighted average per share exercise price.

                                 PROPOSAL NO. 3
                 AMENDMENT TO 1996 EMPLOYEE STOCK PURCHASE PLAN

GENERAL


    The 1996 Employee Stock Purchase Plan was adopted by the Board of Directors in July 1996 and approved by the Company's shareholders in August 1996. The 1996 Employee Stock Purchase Plan, which is intended to qualify under Section 423 of the Code, permits eligible employees to purchase the Company's Common Stock through payroll deductions at a price equal to 85% of the lower of the fair market value of the Common Stock on the last trading day prior to the first day of each 24-month offering period or the last trading day prior to the end of the applicable six-month purchase period. The Company has reserved a total of 1,200,000 shares of Common Stock for issuance under the 1996 Employee Stock Purchase Plan, and as of September 14, 1998, 565,276 shares remained available for future issuances.


PROPOSAL

    In July 1998, the Board of Directors adopted, subject to shareholder approval, an amendment to the 1996 Employee Stock Purchase Plan to provide for an automatic annual increase in the number of shares available for issuance thereunder by an amount equal to the lesser of (a) 2.0 percent of the shares of Common Stock outstanding on the last day of each preceding fiscal year, (b) 3,000,000 shares of Common Stock or (c) a lesser amount determined by the Board, beginning on November 1, 1998.

    The Board of Directors believes that the approval of the amendment to the 1996 Employee Stock Purchase Plan is in the best interests of the Company and its shareholders, as the availability of an adequate number of shares for issuance under the 1996 Employee Stock Purchase Plan and the ability of employees to participate in the 1996 Employee Stock Purchase Plan are important factors in attracting, motivating and retaining qualified personnel essential to the success of the Company.

REQUIRED VOTE

    The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote on the subject matter is required to approve the amendment to the 1996 Employee Stock Purchase Plan. Abstentions will be counted as shares entitled to vote whereas broker non-votes will not be counted.
 RECOMMENDATION: THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE 1996 EMPLOYEE STOCK PURCHASE PLAN.

SUMMARY OF THE 1996 EMPLOYEE STOCK PURCHASE PLAN

    The following summary of the 1996 Employee Stock Purchase Plan is qualified in its entirety by the specific language of the 1996 Employee Stock Purchase Plan, a copy of which is available to any shareholder upon written request to the Secretary of the Company.

    PURPOSE. The purposes of the 1996 Employee Stock Purchase Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees of the Company and to promote the success of the Company's business.

    ADMINISTRATION. The 1996 Employee Stock Purchase Plan may be administered by the Board of Directors or a committee of the Board of Directors.

    ELIGIBILITY; LIMITATIONS. The 1996 Employee Stock Purchase Plan provides that employees are eligible to participate if they are customarily employed by the Company or any designated subsidiary for at least 20 hours per week and for more than five months in any calendar year.

    TERMS AND CONDITIONS OF SUBSCRIPTION. Participation under the 1996 Employee Stock Purchase Plan is evidenced by a written subscription agreement between the employee and the Company and is subject to the following terms and conditions of the 1996 Employee Stock Purchase Plan:

        (a) PURCHASE PRICE AND METHOD. Employees who participate in the 1996 Employee Stock Purchase Plan purchase the Company's Common Stock through payroll deductions of up to 15% of their eligible compensation, up to a maximum number of shares per purchase period of 2,000 shares. The employee's right to purchase stock may accrue at a rate that does not exceed $25,000 of stock per calendar year. Generally, the price of Common Stock purchased under the 1996 Employee Stock Purchase Plan is 85% of the lower of the fair market value of the Common Stock on the last trading day prior to the first day of each 24-month offering period and the last day of the applicable six-month purchase period. To the extent the fair market value of the Common Stock on any exercise date in an offering period is lower than the fair market value of the Common Stock on the first day of the offering period, then all participants in such offering period will be automatically withdrawn from such offering period immediately after the exercise of their options on such exercise date and automatically re-enrolled in the immediately following offering period as of the first day thereof.

        (b) OFFERING PERIODS. Offering periods last 24 months and commence on the first trading day on or after May 1 and November 1 of each year and terminate on the last trading day in the periods ending 24 months later. Each 24-month offering period consists of four purchase periods of approximately six months duration. The first offering period, however, commenced on September 18, 1996, the date on which the Company's registration statement on Form S-1 was declared effective, and will end on the last trading day on or before October 31, 1998. Special offering periods that end on the same date as the first offering period began on November 29, 1996 and February 14, 1997. The Board of Directors generally may change the duration of offering periods, without shareholder approval.

        (c) WITHDRAWAL; TERMINATION OF EMPLOYMENT. If an employee decides to terminate his or her participation in the 1996 Employee Stock Purchase Plan, he or she must withdraw all the payroll deductions credited to his or her purchase account, and such funds will be returned to him or her. Upon the termination of employment for any reason, all payroll deductions will likewise be returned to the (former) employee.

        (d) DEATH. A participating employee may designate who is to receive any shares and cash, if any, from the participant's account under the 1996 Employee Stock Purchase Plan in the event of such participant's death subsequent to exercising a purchase option but prior to delivery of the share of Common Stock.

        (e) NONTRANSFERABILITY. Rights granted under the 1996 Employee Stock Purchase Plan are not transferable by a participant other than by will, the laws of descent and distribution, or as otherwise provided under the plan, and the Company may treat any prohibited attempt to transfer as an election to withdraw.

        (f) OTHER PROVISIONS. The subscription agreement may contain such other terms, provisions and conditions not inconsistent with the 1996 Employee Stock Purchase Plan as may be determined by the Administrator.

    ADJUSTMENT UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS. In the event of changes in the outstanding Common Stock of the Company by reason of any stock splits, reverse stock splits, stock dividends, combinations, reclassifications or other similar change in the capital structure of the Company, an appropriate adjustment shall be made by the Board in the following:
(i) the number of shares of Common Stock subject to the 1996 Employee Stock Purchase Plan and (ii) the number and class of shares of stock subject to any purchase right outstanding under the 1996 Employee Stock Purchase Plan. The determination of the Board of Directors as to which adjustments shall be made shall be conclusive. In the event of a proposed dissolution or liquidation of the Company, the offering periods shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Company's Board. Notwithstanding the above, in the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, any purchase period then in progress shall be shortened by setting a new exercise date and any offering period then in progress shall end on the new exercise date.

    AMENDMENT AND TERMINATION OF THE 1996 EMPLOYEE STOCK PURCHASE PLAN. The Board may at any time amend or terminate the 1996 Employee Stock Purchase Plan. The Company shall obtain shareholder approval of any amendment to the 1996 Employee Stock Purchase Plan in such a manner and to such a degree as is necessary and desirable to comply with Rule 16b-3 under the Exchange Act and 423 of the Code (or any other applicable law or regulation, including the requirements of any exchange or quotation system on which the Common Stock is traded). In general, any amendment or termination of the 1996 Employee Stock Purchase Plan may not adversely affect options already granted. In any event, the 1996 Employee Stock Purchase Plan shall terminate in July 2006.

FEDERAL INCOME TAX CONSEQUENCES

    No income will be taxable to a participant until the shares purchased under the 1996 Employee Stock Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two (2) years from the first day of the offering period or more than one (1) year from the date of transfer of the stock to the participant (the "Statutory Holding Periods"), then the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. Net capital gains on assets held for more than twelve months are currently taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If the shares are sold or otherwise disposed of before the expiration of the Statutory Holding Periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding periods. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the Statutory Holding Periods described above.

    THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANT AND THE COMPANY WITH RESPECT TO THE SHARES PURCHASED UNDER THE PURCHASE PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

PARTICIPATION IN THE 1996 EMPLOYEE STOCK PURCHASE PLAN

    The following table sets forth information with respect to participation by the Named Officers, all current executive officers as a group and all other employees as a group during the last fiscal year.


                                                                                        NUMBER OF   PURCHASED PRICE
                                                                                       SECURITIES       ($ PER
NAME OF INDIVIDUAL AND POSITION                                                         PURCHASED      SHARE)(1)
-------------------------------------------------------------------------------------  -----------  ---------------
Donald K. McKinney...................................................................          --             --
  Chairman of the Board

John L. Drew.........................................................................          --             --
  President, Chief Executive Officer and Director

Kevin J. Laughlin....................................................................       1,688      $   13.60
  Vice President, Finance, Chief Financial Officer and Secretary

All current executive officers as a group (3 persons)................................       1,688          13.60

All other employees as a group.......................................................     417,679          14.42


------------------------

(1) Represents a weighted average per share purchase price.

                                 PROPOSAL NO. 4
                   ADOPTION OF THE 1998 DIRECTOR OPTION PLAN


PROPOSAL


    In August 1998, the Board of Directors adopted the 1998 Director Option Plan (the "Director Plan") and reserved 300,000 shares of Common Stock for issuance thereunder subject to shareholder approval. As of September 14, 1998, no options to purchase stock had been granted pursuant to the Director Plan.


    The Board of Directors believes that the approval of the adoption of the Director Plan is in the best interest of the Company and its shareholders, as the Director Plan is an important factor to continue attracting, motivating, and retaining qualified directors essential to the success of the Company.

REQUIRED VOTE

    The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote on the subject matter is required to approve the adoption of the Director Plan. Abstentions will be counted as shares entitled to vote whereas broker non-votes will not be counted.

 RECOMMENDATION: THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE 1998 DIRECTOR OPTION PLAN.


SUMMARY OF THE DIRECTOR PLAN

    The following summary of the Director Plan is qualified in its entirety by the specific language of the Director Plan, a copy of which is available to any shareholder upon written request to the Corporate Secretary.

    PURPOSE. The purpose of the Director Plan is to attract and retain the best available personnel for positions for service as non-employee directors of the Company, to provide additional incentive to the non-employee directors of the Company and to encourage their continued service on the Board of Directors.

    ADMINISTRATION. The Director Plan provides for the automatic grant of a nonstatutory stock option covering 30,000 shares to each person who first becomes a non-employee director on or after the effective date of the Director Plan and on each third anniversary thereof so long as the director remains a non-employee director (subject to the term of the Director Plan). In additional, individuals who are non-employee directors as of the effective date of the Director Plan will receive an option for 30,000 shares at the annual meeting of shareholders in the year 2000 and on each third anniversary thereof so long as the director remains a non-employee director (subject to the term of the Director Plan).

    ELIGIBILITY; LIMITATIONS. Only non-employee directors of the Company and any parent or subsidiary of the Company are eligible to receive nonstatutory stock options.

    TERMS AND CONDITIONS OF OPTIONS. Each option is evidenced by a director option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

        (a) EXERCISE PRICE. The exercise price of options granted under the Director Plan is 100% of the fair market value per share of the Common Stock, generally determined with reference to the closing sale price for Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

        (b) EXERCISE OF OPTION; FORM OF CONSIDERATION. The shares subject to the Option shall become exercisable as to one-thirty-sixth of the Option shares per month, provided the person continues to serve as a director on such dates. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Director Plan permits payment to be made by cash, check, other shares of Common Stock of the Company (with some restrictions), cashless exercises or any combination thereof.

        (c) TERM OF OPTION. The term the option shall be ten (10) years from the date of grant. No option may be exercised after the expiration of its term.

        (d) TERMINATION OF STATUS AS A DIRECTOR. If an optionee's status as a director terminates for any reason (other than death or disability), then all options held by the optionee under the Director Plan expire on the earlier of (i) three months following termination or (ii) the expiration date of such option. To the extent the option is exercisable at the time of such termination, the optionee may exercise all or part of his or her option at any time before the option expires.

        (e) DEATH OR DISABILITY. If an optionee's status as a director terminates as a result of death or disability, then all options held by such optionee under the Director Plan expire on the earlier of (i) 12 months from the date of such termination or (ii) the expiration date of such option. The optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance), may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

        (g) NONTRANSFERABILITY OF OPTIONS. Options granted under the Director Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

        (h) OTHER PROVISIONS. The director option agreement may contain other terms, provisions and conditions not inconsistent with the Director Plan as may be determined by the Administrator.

    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Director Plan, the number and class of shares of stock subject to any option outstanding under the Director Plan, and the exercise price of any such outstanding option.

    In the event of a liquidation or dissolution, any unexercised options will terminate.


    In the event of a merger of the Company or the sale of substantially all of the assets of the Company, each option may be assumed or an equivalent option substituted for by the successor corporation. If an option is assumed or substituted for by the successor corporation, it shall continue to vest as provided in the Director Plan. If the successor corporation does not agree to assume or substitute for the option, each option shall become fully vested and exercisable for a period of thirty days from the date the Board notifies the optionee of the option's full exercisability, after which period the option shall terminate.


    AMENDMENT AND TERMINATION OF THE DIRECTOR PLAN. The Board may amend, alter, suspend or terminate the Director Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the Director Plan to the extent necessary to comply with applicable laws. No such action by the Board or shareholders may alter or impair any option previously granted under the Director Plan without the written consent of the optionee. Unless terminated earlier, the Director Plan shall terminate ten years from the date of its approval by the shareholders or the Board of the Company, whichever is earlier.

FEDERAL INCOME TAX CONSEQUENCES

    An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on assets held for more than twelve months are currently taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.



    THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE 1998 DIRECTOR OPTION PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE DIRECTOR'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE DIRECTOR MAY RESIDE.

                                 PROPOSAL NO. 5
                          REINCORPORATION IN DELAWARE

PROPOSAL

    For the reasons set forth below, the Board of Directors believes that it is in the best interests of the Company and its shareholders to change the state of incorporation of the Company from California to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). SHAREHOLDERS ARE URGED TO READ CAREFULLY THIS SECTION OF THE PROXY STATEMENT, INCLUDING THE RELATED EXHIBITS REFERENCED BELOW AND ATTACHED HERETO, BEFORE VOTING ON THE REINCORPORATION PROPOSAL. Throughout this Proxy Statement, the term "INS California" or the "Company" refers to International Network Services, the existing California corporation, and the term "INS Delaware" refers to the new Delaware corporation, a wholly-owned subsidiary of INS California, which is the proposed successor to INS California in the Proposed Reincorporation.

    As discussed below, the principal reasons for the Proposed Reincorporation are the greater flexibility of Delaware corporate law and the substantial body of case law interpreting that law. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords. The proposed Delaware Certificate of Incorporation and Bylaws are substantially similar to those currently in effect for INS California, with the exception that the ability of shareholders holding 10% of the outstanding stock to call a special meeting will be eliminated. The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor was it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take any action that would materially affect the governance of the Company.

    The Reincorporation Proposal will be effected by merging INS California into INS Delaware (the "Merger"). Upon completion of the Merger, INS California, as a corporate entity, will cease to exist and INS Delaware will continue to operate the business of the Company under its current name, International Network Services.

    Pursuant to the Agreement and Plan of Merger, in substantially the form attached hereto as Appendix A (the "Merger Agreement"), each outstanding share of INS California Common Stock, no par value per share, will be automatically converted into one share of INS Delaware Common Stock, par value $0.001 per share, upon the effective date of the Merger. Each stock certificate representing issued and outstanding shares of INS California Common Stock will continue to represent the same number of shares of Common Stock of INS Delaware. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF INS DELAWARE. However, shareholders may exchange their certificates if they so choose. The Common Stock of INS California is listed for trading on The Nasdaq National Market and, after the Merger, INS Delaware's Common Stock will continue to be traded on The Nasdaq National Market without interruption, under the same symbol ("INSS") as the shares of INS California Common Stock are currently traded.

    Under California law, the affirmative vote of a majority of the outstanding shares of Common Stock of INS California is required for approval of the Merger Agreement and the other terms of the Proposed Reincorporation. See "Required Vote." The Proposed Reincorporation has been approved by the Company's Board of Directors. If approved by the shareholders, it is anticipated that the Merger will become effective as soon as practicable (the "Effective Date") following the Annual Meeting. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date if, in the opinion of the Board of Directors of the Company, circumstances arise which make it inadvisable to proceed. Shareholders of INS California will have no appraisal rights with respect to the Merger.

    The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of INS Delaware, the Bylaws of INS Delaware and the Indemnification Agreement, copies of which are attached hereto as Appendices A, B, C, and D, respectively.


APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION, THE BYLAWS AND THE INDEMNIFICATION AGREEMENT OF INS DELAWARE AND ALL PROVISIONS THEREOF.


REQUIRED VOTE

    Approval of the Reincorporation Proposal, which will also constitute approval of (i) the Merger Agreement, the Certificate of Incorporation and the Bylaws of INS Delaware, (ii) the assumption of INS California's employee benefit plans and stock option and employee stock purchase plans by INS Delaware and
(iii) adoption of the Company's new indemnification agreements with its directors, officers and other agents, will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. The effect of an abstention or a broker non-vote is the same as that of a vote against the Reincorporation Proposal.
 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE
 PROPOSED REINCORPORATION. THE EFFECT OF AN ABSTENTION OR A BROKER NON-VOTE IS THE SAME AS THAT OF A VOTE AGAINST THE REINCORPORATION PROPOSAL.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

    As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based, and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

    PROMINENCE, PREDICTABILITY AND FLEXIBILITY OF DELAWARE LAW. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

    INCREASED ABILITY TO ATTRACT AND RETAIN QUALIFIED DIRECTORS. Both California and Delaware law permit a corporation to include a provision in its certificate of incorporation which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law.

    CALIFORNIA PROPOSITION 211. In November 1996, Proposition 211 was rejected by the California electorate. Proposition 211 would have severely limited the ability of California companies to indemnify their directors and officers. While Proposition 211 was defeated, similar initiatives or legislation containing similar provisions may be proposed in California in the future. As a result, the Company believes that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies in attracting new directors.

    WELL ESTABLISHED PRINCIPLES OF CORPORATE GOVERNANCE. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors such as under the business judgment rule and other standards. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

NO CHANGE IN THE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE BENEFIT
  PLANS OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY

    The Reincorporation Proposal will effect only a change in the legal domicile of the Company and certain other changes of a legal nature which are described in this Proxy Statement. The Proposed Reincorporation will NOT result in any change in the name, business, management, fiscal year, assets or liabilities or location of the principal facilities of the Company. The six directors who will be elected at the Annual Meeting of Shareholders will become the directors of INS Delaware. All employee benefit, stock option and employee stock purchase plans of INS California will be assumed and continued by INS Delaware, and each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase the same number of shares of INS Delaware Common Stock, at the same price per share, upon the same terms, and subject to the same conditions. Shareholders should note that approval of the Reincorporation Proposal will also constitute approval of the assumption of these plans by INS Delaware. Other employee benefit arrangements of INS California will also be continued by INS Delaware upon the terms and subject to the conditions currently in effect. As noted above, after the merger the shares of Common Stock of INS Delaware will continue to be traded, without interruption, on the same exchange (The Nasdaq National Market) and under the same symbol ("INSS") as the shares of Common Stock of INS California are currently traded. The Company believes that the Proposed Reincorporation will not affect any of its material contracts with any third parties and that INS California's rights and obligations under such material contractual arrangements will continue and be assumed by INS Delaware.

ANTITAKEOVER IMPLICATIONS

    Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts through amendment of the corporate charter or bylaws or otherwise. The Reincorporation Proposal is NOT being proposed in order to prevent such a change in control nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company or to obtain representation on the Board of Directors.

    In the discharge of its fiduciary obligations to its shareholders, the Board of Directors has evaluated the Company's vulnerability to potential unsolicited bidders. In the course of such evaluation, the Board of Directors of the Company has considered or may consider in the future certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the adoption of a shareholder rights plan and the designation and issuance of preferred stock, the rights and preferences of which are determined by the Board of Directors. Although these measures may be implemented under California law, there is substantial judicial precedent in the

Delaware courts as to the legal principles applicable to such defensive measures and as to the conduct of the Board of Directors under the business judgment rule with respect to unsolicited takeover attempts.

    Certain effects of the Reincorporation Proposal may be considered to have antitakeover implications. Section 203 of the Delaware General Corporation Law, from which INS Delaware does not intend to opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless the Board of Directors approves the business combination. See "Significant Differences Between the Corporation Laws of California and Delaware-- Stockholder Approval of Certain Business Combinations".

    The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because, among other reasons: (i) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; (iii) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's stock, without affording all shareholders the opportunity to receive the same economic benefits; and (iv) certain of the Company's contractual arrangements provide that they may not be assigned pursuant to a transaction which results in a "change of control" of the Company without the prior written consent of the licensor or other contracting party.

    By contrast, in a transaction in which a potential acquiror must negotiate with an independent Board of Directors, the Board can and should take account of the underlying and long-term values of the Company's business, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the Company's business not yet reflected in the stock price and equality of treatment of all shareholders.

    Despite the belief of the Board of Directors as to the benefits to shareholders of the Reincorporation Proposal, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation Proposal, shareholders who might wish to participate in an unsolicited tender offer may not have an opportunity to do so. In addition, to the extent that provisions of Delaware law enable the Board of Directors to resist a takeover or a change in control of the Company, such provisions could make it more difficult to change the existing Board of Directors and management.

THE CHARTERS AND BYLAWS OF INS CALIFORNIA AND INS DELAWARE

    The provisions of the INS Delaware Certificate of Incorporation and Bylaws are similar to those of the INS California Articles of Incorporation and Bylaws in many respects. However, the Reincorporation Proposal includes the implementation of certain provisions in the INS Delaware Certificate of Incorporation and Bylaws which alter the rights of shareholders and the powers of management and which reduce shareholder participation in important corporate decisions. These provisions have antitakeover implications and are described in detail below. Approval by shareholders of the Proposed Reincorporation will constitute an approval of the inclusion in the INS Delaware Certificate of Incorporation and Bylaws of each of the provisions described below. In addition certain other changes altering the rights of shareholders and powers of management could be implemented in the future by amendment of its Certificate of Incorporation or Bylaws. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of California and Delaware." This discussion of the Certificate of Incorporation and Bylaws of INS Delaware is qualified by reference to Appendices B and C hereto, respectively.

    The Articles of Incorporation of INS California currently authorize the Company to issue up to 75,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The Certificate of Incorporation of INS Delaware provides that it will have 150,000,000 authorized shares of Common Stock, par value

$0.001 per share, and 5,000,000 shares of Preferred Stock, par value $0.001 per share. Like INS California's Articles of Incorporation, INS Delaware's Certificate of Incorporation provides that the Board of Directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued Preferred Stock.

    MONETARY LIABILITY OF DIRECTORS. The Articles of Incorporation of INS California and the Certificate of Incorporation of INS Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the law of the respective states. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of California and Delaware-- Indemnification and Limitation of Liability." A copy of the form of INS Delaware Indemnification Agreement is attached hereto as Appendix D.

    CUMULATIVE VOTING FOR DIRECTORS. The INS Articles of Incorporation and the INS Delaware Certificate of Incorporation do not provide for cumulative voting rights. Cumulative voting provides that each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose.

    POWER TO CALL SPECIAL SHAREHOLDERS' MEETINGS. Under California law and INS California's Bylaws, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than 10% of the votes at such meeting and such additional persons as are authorized by the Articles of Incorporation or the Bylaws. Under Delaware law, a special meeting of stockholders may be called by the Board of Directors or any other person authorized to do so in the certificate of incorporation or the bylaws. The Bylaws of INS Delaware authorize the Board of Directors, the Chairman of the Board or the President to call a special meeting of stockholders. Therefore, holders of 10% or more of the voting shares of the Company will no longer be able to call a special meeting of stockholders. The Company believes this change is warranted as a prudent corporate governance measure to prevent an inappropriately small number of shareholders from prematurely forcing shareholder consideration of a proposal over the opposition of the Board of Directors by calling a special shareholders' meeting before (i) the time that the Board believes such consideration to be appropriate or (ii) the next annual meeting (provided that the holders meet the notice requirements for consideration of a proposal). Such special meetings would involve substantial expense and diversion of Board and management time which the Company believes to be inappropriate for an enterprise the size of the Company. Aside from the foregoing, no other change is contemplated in the procedures to call a special shareholders' meeting, although in the future the Board of Directors could amend the Bylaws of INS Delaware without stockholder approval.

    FILLING VACANCIES ON THE BOARD OF DIRECTORS. Under California law, any vacancy on the Board of Directors other than one created by removal of a director may be filled by the Board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the Board only if so authorized by a Corporation's Articles of Incorporation or by a Bylaw approved by the corporation's shareholders. INS California's Articles of Incorporation and Bylaws do not permit directors to fill vacancies created by removal of a director. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the Certificate of Incorporation or Bylaws (or unless the Certificate of Incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Bylaws of INS Delaware provide, consistent with the Bylaws of INS California, that any vacancy created by the removal of a director by the stockholders of INS Delaware may be filled only by the stockholders. Following the Proposed

Reincorporation, the Board of Directors of INS Delaware could, although it has no current intention to do so, amend the Bylaws to provide that directors may fill any vacancy created by removal of directors by the stockholders.

    NOMINATIONS OF DIRECTOR CANDIDATES AND INTRODUCTION OF BUSINESS AT SHAREHOLDER MEETINGS. The Bylaws of INS Delaware include an advance notice procedure similar to that included in the Bylaws of INS California with regard to the nomination, other than by or at the direction of the Board or Directors, of candidates for election as directors (the "Nomination Procedure") and with regard to certain matters to be brought before an annual meeting or special meeting of shareholders (the "Business Procedure").

    The Nomination Procedure provides that only persons nominated by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Secretary of the Company prior to the meeting will be eligible for election as directors. The Business Procedure provides that at an annual or special meeting, and subject to any other applicable requirements, only such business may be conducted as has been brought before the meeting by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Secretary of the Company of such shareholder's intention to bring such business before the meeting. In all cases, to be timely, notice must be received by the Company not fewer than 120 days prior to the meeting. Under INS California's Bylaws, a Business Procedure notice is timely if received by the Secretary of the Company not fewer than 90 days prior to the meeting.

    Under the Nomination Procedure, a shareholder's notice to the Company must contain certain information about the nominee, including name, address, the consent to be nominated and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the shareholder proposing to nominate that person, including name, address, a representation that the shareholder is a holder of record of stock entitled to vote at the meeting and a description of all arrangements or understandings between the shareholder and each nominee. Under the Business Procedure, notice relating to the conduct of business at a meeting other than the nomination of directors must contain certain information about the business and about the shareholder who proposes to bring the business before the meeting. If the chairman or other officer presiding at the meeting determines that a person was not nominated in accordance with the Nomination Procedure, such person will not be eligible for election as a director, or if he or she determines that other business was not properly brought before such meeting in accordance with the Business Procedure, such business will not be conducted at such meeting. Nothing in the Nomination Procedure or the Business Procedure will preclude discussion by any shareholder of any nomination or business properly made or brought before an annual or special meeting in accordance with the above-described procedures.

    By requiring advance notice of nominations by shareholders, the Nomination Procedure affords the Board of Directors an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform the shareholders about such qualifications. By requiring advance notice of proposed business, the Business Procedure provides the Board with an opportunity to inform shareholders of any business proposed to be conducted at a meeting and the Board's position on any such proposal, enabling shareholders to better determine whether they desire to attend the meeting or grant a proxy to the Board of Directors as to the disposition of such business. Although the INS Delaware Bylaws like the INS California Bylaws do not give the Board any power to approve or disapprove shareholder nominations for the election of directors or any other business desired by shareholders to be conducted at a meeting, the INS Delaware Bylaws, like the INS California Bylaws, may have the effect of precluding a nomination for the election of directors or of precluding any other business at a particular meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Company, even if the conduct of such business or such attempt might be deemed to be beneficial to the Company and its shareholders.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

    The following provides a summary of the major substantive differences between the Corporation Laws of California and Delaware. It is not an exhaustive description of all differences between the two states' laws.

    STOCKHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS

    DELAWARE. Under Section 203 of the Delaware General Corporation Law, a Delaware corporation is prohibited from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The three-year moratorium imposed by
Section 203 on business combinations of Section 203 does not apply if (i) prior to the date on which such stockholder becomes an interested stockholder the Board of Directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the Board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested stockholder. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, the Board of Directors of the Company intends that the Company be governed by
Section 203. The Company believes that most Delaware corporations have availed themselves of this statute and have not opted out of Section 203.

    The Company believes that Section 203 will encourage any potential acquiror to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for INS Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to INS Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for INS Delaware's shares over the then-current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions.

    CALIFORNIA. California law requires that holders of common stock receive common stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of the target's common stock or its affiliate unless all of the target company's shareholders consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection to stockholders against coercive two-tiered bids for a corporation in which the stockholders are not treated equally.

    CLASSIFIED BOARD OF DIRECTORS

    A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year.

    DELAWARE. Delaware law permits, but does not require, a classified Board of Directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The INS Delaware Certificate of Incorporation and Bylaws do not provide for a classified board, and the adoption of a classified Board of Directors in the future would require stockholder approval.

    CALIFORNIA. Under California law, a corporation generally may provide for a classified board of directors by adopting amendments to its Charter or bylaws, which amendments must be approved by the shareholders. The INS California Articles of Incorporation and Bylaws do not currently provide for a classified board.

    REMOVAL OF DIRECTORS


    DELAWARE. Under Delaware law, any director or the entire Board of Directors of a corporation that does not have a classified Board of Directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, if less than the entire Board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. A director of a Delaware corporation with a classified board may be removed only for cause, unless the certificate of incorporation otherwise provides. The INS Delaware Certificate of Incorporation does not provide for a classified board of directors or for cumulative voting.


    CALIFORNIA. Under California law, any director or the entire Board of Directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire Board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. INS California's Articles of Incorporation do not provide for a classified board of directors or for cumulative voting.

    INDEMNIFICATION AND LIMITATION OF LIABILITY

    California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt charter provisions eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability which are summarized below.

    DELAWARE. The INS Delaware Certificate of Incorporation would eliminate the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently and as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve the Company or its directors from the necessity of complying with federal or state securities laws, or affect the availability of nonmonetary remedies such as injunctive relief or rescission.

    CALIFORNIA. The INS California Articles of Incorporation eliminate the liability of directors to the corporation to the fullest extent permissible under California law, as such law exists currently and as it may be amended in the future. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) transactions between the corporation and a director who has a material financial interest in such transaction; and (g) liability for improper distributions, loans or guarantees.

    INDEMNIFICATION COMPARED AND CONTRASTED. California law requires indemnification when the individual has defended successfully the action on the merits while Delaware law requires indemnification whether there has been a successful or unsuccessful defense on the merits or otherwise. Delaware law generally permits indemnification of expenses, including attorneys' fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue or matter therein, on the merits or otherwise.

    Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and California law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

    California law permits a California corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation's Articles of Incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law. INS California's Articles of Incorporation permit indemnification beyond that expressly mandated by California law and limit director monetary liability to the extent permitted by California law.

    Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. By contrast to California law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. Limitations on indemnification may be imposed by a court, however, based on principles of public policy.

    INSPECTION OF SHAREHOLDER LIST

    Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of five percent (5%) or more of the corporation's voting shares, or shareholders holding an aggregate of one percent (1%) or more of such shares who have contested the election of directors. Delaware law also provides for inspection rights as to a list of stockholders entitled to vote at a meeting within a ten day period preceding a stockholders' meeting for any purpose germane to the meeting. However, Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

    DIVIDENDS AND REPURCHASES OF SHARES

    California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

    DELAWARE. Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

    CALIFORNIA. Under California law, a corporation may not make any distribution to its shareholders unless either: (i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution; or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1 1/4 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1 1/4 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

    SHAREHOLDER VOTING

    Both California and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers.

    DELAWARE. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger and; (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

    CALIFORNIA. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83.3% (or five-sixths) of the voting power of the surviving or acquiring corporation or its parent entity.

    APPRAISAL RIGHTS

    Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

    DELAWARE. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available: (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations; or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under Delaware law.

    CALIFORNIA. The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83.3% (or five-sixths) of the voting power of the surviving or acquiring corporation or its parent entity. California law generally affords appraisal rights in sale of asset reorganizations.

    DISSOLUTION

    Under California law, shareholders holding fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's Board of Directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the Board of Directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the Board of Directors may the dissolution be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. INS Delaware's Certificate of Incorporation contains no such supermajority voting requirement.

    INTERESTED DIRECTOR TRANSACTIONS

    Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under California and Delaware law.

    SHAREHOLDER DERIVATIVE SUITS

    California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

APPLICATION OF THE GENERAL CORPORATION LAW OF CALIFORNIA TO DELAWARE
  CORPORATIONS

    Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under California law) which have significant contacts with California are subject to a number of key provisions of the California General Corporation Law. However, an exemption from
Section 2115 is provided for corporations whose shares are listed on a major national securities exchange or whose shares are (a) qualified as a "national market security" on The Nasdaq Stock Market and (b) whose shares are held by at least 800 shareholders. Following the Proposed Reincorporation, the Common Stock of INS Delaware will continue to be traded on The Nasdaq National Market, and it is expected that the INS Delaware's shares shall be held by at least 800 stockholders; accordingly, it is expected that INS Delaware will be exempt from
Section 2115.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following is a discussion of certain federal income tax considerations that may be relevant to holders of INS California Common Stock who receive INS Delaware Common Stock in exchange for their INS California Common Stock as a result of the Proposed Reincorporation. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Proxy Statement. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular INS California shareholders, such as dealers in securities, or those INS California shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire INS California Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

    The Proposed Reincorporation is expected to qualify as a reorganization within the meaning of Section 368(a) of the Code, with the following tax consequences:

    (a) No gain or loss should be recognized by holders of INS California Common Stock upon receipt of INS Delaware Common Stock pursuant to the Proposed Reincorporation;

    (b) The aggregate tax basis of the INS Delaware Common Stock received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the INS California Common Stock surrendered in exchange therefor; and

    (c) The holding period of the INS Delaware Common Stock received by each shareholder of INS California should include the period for which such shareholder held the INS California Common Stock surrendered in exchange therefor, provided that such INS California Common Stock was held by the shareholder as a capital asset at the time of the Proposed Reincorporation.

    The Company has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the Proposed Reincorporation under the Code. A successful IRS challenge to the reorganization status of the Proposed Reincorporation (in consequence of a failure to satisfy the "continuity of interest" requirement or otherwise) would result in a shareholder recognizing gain or loss with respect to each share of INS California Common Stock exchanged in the Proposed Reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the INS Delaware Common Stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of INS Delaware Common Stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held INS

California Common Stock. Even if the Proposed Reincorporation qualifies as a reorganization under the Code, a shareholder would recognize gain to the extent the shareholder received (actually or constructively) consideration other than INS Delaware Common Stock in exchange for the shareholder's INS California Common Stock.

    State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.

    The Company should not recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and INS Delaware should succeed, without adjustment, to the federal income tax attributes of INS California.

                                 PROPOSAL NO. 6
                  INCREASE IN THE NUMBER OF AUTHORIZED SHARES

PROPOSAL


    The Articles of Incorporation of INS California currently authorize the Company to issue up to 75,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The Certificate of Incorporation of INS Delaware authorizes INS Delaware to issue up to 150,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. As of September 14, 1998, 33,010,460 shares of Common Stock were outstanding and an additional 2,345,119 shares were reserved for issuance upon the exercise of options granted under the Company's stock option plans and exercise of awards under the Company's employee stock purchase plan. The Board of Directors has no immediate plans to issue additional shares of Common Stock beyond the number already authorized. However, the larger number of authorized shares of Common Stock provided for in the INS Delaware Certificate of Incorporation will provide the Company the certainty and flexibility to undertake various types of transactions, including stock splits (in the form of stock dividends), financings, increases in the shares reserved for issuance pursuant to stock-based employee benefit plans, or other corporate transactions not yet determined.


    The increase in the authorized number of Common Stock will be available for issuance without further action by shareholders except as required by law or applicable requirements of The Nasdaq Stock Market or such successor markets on which the Common Stock may be traded.

    The Board of Directors may use such additional authorized shares to discourage persons from attempting to gain control of the Company without prior negotiation with the Board of Directors. For example, additional shares could be used to dilute the voting power of shares then outstanding or issued to persons who would support the Board of Directors in opposing a hostile takeover bid or solicitation in opposition to management. Management is not currently aware of any effort to obtain control of the Company by means of a merger, tender offer, proxy solicitation in opposition or otherwise.

REQUIRED VOTE

    The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve this proposal. The effect of an abstention or a broker non-vote is the same as that of a vote against the proposed increase in the number of authorized shares. If this proposal is not approved by the shareholders but the shareholders approve the Reincorporation Proposal, the Company will reset the authorized shares of Common Stock of INS Delaware to 75,000,000, as currently authorized for INS California, and then complete the Proposed Reincorporation. IF THE REINCORPORATION PROPOSAL IS NOT APPROVED, THE COMPANY WILL NOT SEEK SHAREHOLDER APPROVAL OF THE INCREASE IN ITS AUTHORIZED SHARES AT THIS TIME.
 RECOMMENDATION: THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO SET THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF INS DELAWARE AT 150,000,000 IN CONNECTION WITH THE REINCORPORATION PROPOSAL. THE EFFECT OF AN ABSTENTION OR A BROKER NON-VOTE IS THE SAME AS THAT OF A VOTE AGAINST THE PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES.

                                 PROPOSAL NO. 7
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS


    The Board of Directors has selected PricewaterhouseCoopers LLP, independent certified public accountants, to audit the financial statements of the Company for the fiscal year ending June 30, 1999. PricewaterhouseCoopers LLP has audited the Company's financial statements since the Company's inception. A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.


REQUIRED VOTE


    The Board of Directors has conditioned its appointment of the Company's independent accountants upon the receipt of the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy, and voting at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business but have no other legal effect under California law. In the event that the shareholders do not approve the selection of PricewaterhouseCoopers LLP, the appointment of the independent accountants will be reconsidered by the Board of Directors.

 RECOMMENDATION: THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth the beneficial ownership of Common Stock of the Company as of September 14, 1998 for the following: (i) each person or entity who is known by the Company to own beneficially 5% or more of the outstanding shares of the Company's Common Stock; (ii) each of the Company's directors; (iii) each of the executive officers named in the Summary Compensation Table; and (iii) all directors and executive officers of the Company as a group.


                                                                                           NUMBER OF
                                                                                             SHARES
                                                                                          BENEFICIALLY  PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER                                                        OWNED(1)    OF TOTAL(1)
----------------------------------------------------------------------------------------  ------------  -----------
Donald K. McKinney(2)...................................................................    10,581,813        32.1
  c/o International Network Services
  1213 Innsbruck Drive
  Sunnyvale, CA 94089

Cisco Systems, Inc.(3)..................................................................     2,581,612         7.8
  Douglas C. Allred
  170 West Tasmin Drive
  San Jose, CA 95134

John L. Drew(4).........................................................................       686,722         2.1

Vernon R. Anderson(5)...................................................................       408,942         1.2

Kevin J. Laughlin(6)....................................................................       255,084           *

Lawrence G. Finch(7)....................................................................       170,733           *

David Carlick(8)........................................................................        65,100           *

All executive officers and directors as a group (7 persons)(9)..........................    14,750,006        44.4


------------------------

* Represents beneficial ownership of less than 1% of the outstanding shares of the Company's Common Stock.


1. Based on 33,010,460 shares outstanding as of September 14, 1998. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of September 14, 1998 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each shareholder named in the table has sole voting and investment power with respect to the shares set forth opposite such shareholder's name.


2. Includes 10,580,280 shares held by the McKinney Family Trust, of which Mr. McKinney is a trustee. Of these shares, 120,000 shares were subject to a repurchase option in favor of the Company as of September 14, 1998.

3. Mr. Allred, a director of the Company, is Senior Vice President, Customer Advocacy World Wide Systems, Support, Services at Cisco. Mr. Allred disclaims beneficial ownership of such shares.

4. Includes 85,000 shares subject to a repurchase option in favor of the Company as of September 14, 1998. Also includes 140,000 shares subject to options held by Mr. Drew that are exercisable within 60 days of September 14, 1998.

5. Includes 402,442 shares held by the Vernon R. & Lysbeth W. Anderson Family Trust of which Mr. Anderson is a trustee. Also includes 6,500 shares subject to options held by Mr. Anderson that are exercisable within 60 days of September 14, 1998.

6. Includes 23,000 shares subject to a repurchase option in favor of the Company as of September 14, 1998. Also includes 32,000 shares subject to options that are exercisable within 60 days of September 14, 1998.

7. Also includes 8,500 shares subject to options held by Mr. Finch that are exercisable within 60 days of September 14, 1998.

8. Includes 3,000 shares subject to a repurchase option in favor of the Company as of September 14, 1998. Also includes 5,100 shares subject to options that are exercisable within 60 days of September 14, 1998.

9. Includes 231,000 shares subject to a repurchase option in favor of the Company as of September 14, 1998. Also includes 192,100 shares subject to options that are exercisable within 60 days of September 14, 1998.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act of 1934 ("Section 16(a)") requires the Company's executive officers, directors and persons who own more than ten percent of the Company's Common Stock to file initial reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC and the National Association of Securities Dealers, Inc. Such executive officers, directors and ten-percent shareholders are also required by SEC rules to furnish the Company with copies of all such forms that they file.

    Based solely on its review of the copies of such forms received by the Company and written representations from certain reporting persons that all required Forms 5 have been filed, the Company believes that during fiscal 1998 all Section 16(a) filing requirements applicable to its executive officers, directors and ten-percent shareholders were complied with.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Company's Compensation Committee is currently composed of Messrs. Anderson and Carlick. No interlocking relationship exists between any member of the Company's Board of Directors or Compensation Committee and any member of the Board of Directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company.

                      EXECUTIVE OFFICERS AND COMPENSATION

EXECUTIVE OFFICERS OF THE COMPANY

    The executive officers of the Company as of September 14, 1998 were Donald
K. McKinney, John L. Drew and Kevin J. Laughlin. For background information on Mr. McKinney and Mr. Drew, please see "Election of Directors--Nominees." Mr. Laughlin joined the Company in August 1993 as Director of Finance and Secretary, became Vice President of Finance in August 1994, and became Chief Financial Officer in July 1996. Mr. Laughlin was Controller of Electronics for Imaging, Inc., a provider of hardware and software products for the digital color imaging market, from November 1989 to July 1993. Mr. Laughlin also served as an Accounting Manager of Oracle Corporation and in various positions at Ernst & Young. Mr. Laughlin is 37 years old.

SUMMARY COMPENSATION TABLE

    The following table shows, as to the Chief Executive Officer and the Company's other executive officers whose salary plus bonus exceeded $100,000 during the last fiscal year (the "Named Officers"), information concerning compensation earned for services to the Company in all capacities during the last three fiscal years.

                                                                                                           LONG-TERM
                                                                                                         COMPENSATION
                                                                                                            AWARDS
                                                                                                         -------------
                                                                                  ANNUAL COMPENSATION     SECURITIES
                                                                      FISCAL     ----------------------   UNDERLYING
NAME AND PRINCIPAL POSITION(1)                                         YEAR      SALARY($)    BONUS($)    OPTIONS(#)
------------------------------------------------------------------  -----------  ----------  ----------  -------------
Donald K. McKinney................................................        1998   $  260,000  $  130,000      500,000
  Chairman of the Board                                                   1997      245,000     105,000            0
                                                                          1996      200,000      60,000      600,000

John L. Drew......................................................        1998      260,000     130,000      500,000
  President, Chief Executive Officer and Director                         1997      245,000     105,000            0
                                                                          1996      200,000      60,000      250,000

Kevin J. Laughlin.................................................        1998      148,560      62,616      125,000
  Vice President, Finance, Chief Financial Officer                        1997      148,000      37,500            0
  and Secretary                                                           1996      118,077      24,000       50,000

------------------------

(1) Mr. McKinney was Chief Executive Officer until July 1998 at which time Mr. Drew was appointed Chief Executive Officer.

    The following table sets forth for each of the Named Officers certain information concerning stock options granted during fiscal 1998.


                                             OPTION GRANTS IN FISCAL 1998
                                                  INDIVIDUAL GRANTS                          POTENTIAL REALIZABLE
                              ----------------------------------------------------------       VALUE AT ASSUMED
                               NUMBER OF                                                     ANNUAL RATES OF STOCK
                              SECURITIES    PERCENT OF TOTAL                                  PRICE APPRECIATION
                              UNDERLYING     OPTIONS GRANTED     EXERCISE                     FOR OPTION TERM(4)
                                OPTIONS      TO EMPLOYEES IN       PRICE     EXPIRATION   ---------------------------
NAME                          GRANTED(1)     FISCAL 1998(2)      ($/SHARE)     DATE(3)       5%($)         10%($)
----------------------------  -----------  -------------------  -----------  -----------  ------------  -------------
Donald K. McKinney..........     500,000             10.5%       $   26.44     02/09/08   $  8,313,200  $  21,067,283
John L. Drew................     500,000             10.5%           20.00     08/15/07      6,288,946     15,937,424
Kevin J. Laughlin...........     100,000              2.1%           23.19     07/03/07      1,458,281      3,695,570
                                  25,000              0.5%           34.00     06/17/08        534,560      1,354,681


------------------------

(1) These options were granted pursuant to the Company's 1996 Stock Plan. A total of 24% of the options vest upon completion of 12 months of service with the Company, and the remaining shares vest at the rate of two percent per month over the next 38 months of service.

(2) The Company granted options for 4,749,100 shares of Common Stock to employees in fiscal 1998.

(3) Options may terminate before their expiration dates if the optionee's status as an employee or consultant is terminated or upon the optionee's death or disability.

(4) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the Company's future Common Stock prices.

    The following table sets forth for each of the Named Officers certain information concerning options exercised during fiscal 1998 and the number of shares subject to both exercisable and unexercisable stock options as of fiscal year-end. The table also sets forth information with respect to the value of Stock Options held by such individuals as of June 28, 1998 (the Company's fiscal year-end).

     AGGREGATED OPTION EXERCISES IN FISCAL 1998 AND YEAR-END OPTION VALUES


                                                                    NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                       NUMBER OF                   UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                        SHARES        VALUE      OPTIONS AT FISCAL YEAR-END    AT FISCAL YEAR-END ($)(1)
                                      ACQUIRED ON   REALIZED    ----------------------------  ----------------------------
NAME                                   EXERCISE        ($)       EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
------------------------------------  -----------  -----------  -------------  -------------  -------------  -------------
Donald McKinney                           --           --            --             500,000        --           6,468,750
John L. Drew........................      --           --            --             500,000        --           9,687,500
Kevin Laughlin......................      --           --            --             125,000        --           1,753,075


------------------------


(1) These values have been calculated based on the closing price of the Company's Common Stock on The Nasdaq National Market on June 26, 1998 of $39.375 per share minus the exercise price.


EMPLOYEE CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS


    The Company currently has no employment contracts with any of the Company's Named Officers. The Company, however, adopted an executive management group change-of-control plan in July 1998, and, accordingly, has entered into "change-of-control" agreements with each of the Named Officers. Pursuant to these agreements, in the event of a change-of-control of the Company, the vesting schedule of any options or restricted stock (the "Unvested Awards") that each such officer holds shall accelerate such that a portion of such Unvested Awards shall vest in full. In addition, each such officer is eligible to receive, in the event that his employment is terminated within one year following a change-of-control of the Company, other than for cause (as defined), death, disability (as defined), or resignation other than for good reason (as defined), an amount equal to 100% of his annual compensation, continuation of health benefits for twelve months thereafter, and the remaining portion of Unvested Awards held by such officer shall vest in full. For purposes of the agreement, "annual compensation" means annual salary and incentive compensation. A "change-of-control" is defined to include the following events (i) any person (as defined in the Securities Exchange Act of 1934) becomes the beneficial owner, directly or indirectly, of 50% or more of the outstanding voting securities of the Company, (ii) a merger or acquisition of the Company resulting in a 50% or greater change in the total voting power of the Company immediately following such transaction, (iii) certain changes in the majority composition of the Board of Directors during a twenty-four month period not initiated by the Board of Directors or (iv) the sale or disposition of at least 75% of the Company's assets.


                              CERTAIN TRANSACTIONS

    In fiscal 1998, the Company recognized revenue of $7,341,312 from services provided to or on behalf of Cisco, which beneficially owns more than 5% of the Company's outstanding Common Stock. Mr. Allred, a director of the Company, is the Senior Vice President, Customer Advocacy, Worldwide Systems, Support, Services at Cisco.


    The Company has loans outstanding from certain of its executive officers related to the exercise of stock options. The notes are collateralized by the underlying stock and the stock is subject to a right of repurchase by the Company in the event of termination. As of June 28, 1998, the amounts outstanding for principal and interest on these loans were $175,815 and $61,484 for Messrs. McKinney and Carlick, respectively. In December 1997, Mr. Drew repaid $142,192 to complete payment of the principal and accrued interest on a prior loan.


    The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions, including loans, between the Company and its officers, directors and principal shareholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the disinterested directors of the Board of Directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

    As part of the executive management group change-of-control plan adopted in July 1998, the Company entered into individual change-of-control agreements with each of its Named Officers. See "Employee Contracts and Change-In-Control Arrangements."

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

    The Compensation Committee of the Board of Directors (the "Committee") is responsible for reviewing the compensation and benefits for the Company's executive officers, as well as supervising and making recommendations to the Board on compensation matters generally. The Committee also administers the Company's stock plans.

COMPENSATION PHILOSOPHY

    The Committee's compensation philosophy is to attract and retain key personnel through the payment of competitive base salaries and to encourage and reward performance through incentive compensation and stock ownership. The Compensation Committee's objectives are to:

    - ensure that there is an appropriate relationship between executive compensation and the creation of shareholder value;

    - ensure that the total compensation program will motivate, retain and attract executives of outstanding abilities; and

    - ensure that current cash and equity incentive opportunities are competitive with comparable companies.

    The Company currently intends to take the necessary steps to conform its compensation practices to comply with the $1 million compensation deduction cap under Section 162(m) of the Internal Revenue Code.

ELEMENTS OF COMPENSATION

    Compensation for executive officers includes both cash and equity elements.

    Cash compensation consists of (i) base salary which is determined on the basis of the level of responsibility, expertise and experience of the executive officer, taking into account competitive conditions in the industry and (ii) cash bonuses based on achievement of corporate goals including revenue and profitability targets.

    Ownership of the Company's Common Stock is a key element of executive compensation. Executive officers and other employees of the Company are eligible to participate in the 1996 Stock Plan (the "Option Plan") and the 1996 Employee Stock Purchase Plan (the "Purchase Plan"). The Option Plan permits the Board of Directors or the Committee to grant stock options to employees on such terms as the Board or the Committee may determine. The Committee has the sole authority to grant stock options to executive officers of the Company and is currently administering stock option grants to all employees. In determining the size of a stock option grant to a new executive officer or other employee, the Committee takes into account equity participation by comparable employees within the Company, external competitive circumstances and other relevant factors. Additional options may be granted to current executive officers and employees to reward exceptional performance or to provide additional unvested equity incentives. These options typically vest over a 50-month period and thus require the employee's continuing service to the Company. The Purchase Plan permits employees to acquire Common Stock of the Company through payroll deductions and promotes broad-based equity participation throughout the Company. The Committee believes that such stock plans align the interests of the employees with the long-term interests of the shareholders.

    The Company also maintains a 401(k) Plan to provide retirement benefits through tax deferred salary deductions for all its employees. The Company did not contribute to the 401(k) Plan in fiscal year 1998.

FISCAL 1998 EXECUTIVE COMPENSATION

    Executive compensation for fiscal 1998 included base salary and cash bonuses based upon achievement of corporate goals and individual performance goals. Executive officers, like other employees, were eligible for option grants under the Option Plan and to participate in the Purchase Plan.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    Donald K. McKinney founded the Company in 1991 and served as Chief Executive Officer until July 1998. In fiscal year 1998, Mr. McKinney earned $260,000 in salary and $130,000 in bonus awards. Mr. McKinney's salary and bonus were based upon the same factors considered for each executive officer, as previously described. Mr. McKinney was also granted options to purchase 500,000 shares of the Company's Common Stock.

                                          THE COMPENSATION COMMITTEE
                                          OF THE BOARD OF DIRECTORS
                                          Vernon R. Anderson
                                          David Carlick

                         STOCK PRICE PERFORMANCE GRAPH

    The following graph compares the cumulative total return to shareholders on the Company's Common Stock with the cumulative total return of the Nasdaq Stock Market Index-U.S. and the H&Q Technology Index. The graph assumes that $100 was invested on September 18, 1996 (the date of the Company's initial public offering) in the Company's Common Stock, the Nasdaq Stock Market Index-U.S. and the H&Q Technology Index, including reinvestment of dividends. No dividends have been paid or declared on the Company's Common Stock. Note that historic stock price performance is not necessarily indicative of future stock price performance.


                 COMPARISON OF CUMULATIVE TOTAL RETURN BETWEEN
                  COMPANY, NASDAQ STOCK MARKET INDEX--U.S. AND
         H&Q TECHNOLOGY INDEX FROM SEPTEMBER 18, 1996 TO JUNE 26, 1998


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          NASDAQ STOCK MARKET

                 INS                  INDEX--U.S.          H&Q TECHNOLOGY INDEX
9/18/96       $100.0                       $100.0                        $100.0
6/27/97       $150.0                       $119.5                        $125.0
6/26/98       $246.1                       $157.8                        $159.4

                                 OTHER MATTERS

    The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Company may recommend.

    It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope which has been enclosed.

                                          THE BOARD OF DIRECTORS


Sunnyvale, California
September 29, 1998

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER
                    OF INTERNATIONAL NETWORK SERVICES, INC.
                            (A DELAWARE CORPORATION)
                                      AND
                         INTERNATIONAL NETWORK SERVICES
                           (A CALIFORNIA CORPORATION)

    THIS AGREEMENT AND PLAN OF MERGER dated as of            , 1998 (the
"AGREEMENT") is between International Network Services, Inc., a Delaware corporation ("INS DELAWARE") and International Network Services, a California corporation ("INS CALIFORNIA"). INS Delaware and INS California are sometimes referred to herein as the "CONSTITUENT CORPORATIONS."

                                R E C I T A L S

    A. INS Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 155,000,000 shares, 150,000,000 of which are designated "COMMON STOCK," par value $0.001 per share, and 5,000,000 of which are designated "PREFERRED STOCK," par value $0.001 per share. The Preferred Stock of INS Delaware is undesignated as to series, rights,
preferences, privileges or restrictions. As of            , 1998, 100 shares of
Common Stock were issued and outstanding, all of which were held by INS California, and no shares of Preferred Stock were issued and outstanding.


     B. INS California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 80,000,000 shares, 75,000,000 of which are designated "COMMON STOCK," no par value, and 5,000,000 of which are designated "PREFERRED STOCK," par value, no par value. The Preferred Stock of INS California is undesignated as to series, rights,
preferences, privileges or restrictions. As of               ,          shares
of Common Stock and no shares of Preferred Stock were issued and outstanding.


     C. The Board of Directors of INS California has determined that, for the purpose of effecting the reincorporation of INS California in the State of Delaware, it is advisable and in the best interests of INS California and its shareholders that INS California merge with and into INS Delaware upon the terms and conditions herein provided.

    D. The respective Boards of Directors of INS Delaware and INS California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective sole stockholder and shareholders and executed by the undersigned officers.

    NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, INS Delaware and INS California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                   I. MERGER

    1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, INS California shall be merged with and into INS Delaware (the "MERGER"), the separate existence of INS California shall cease and INS Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and INS Delaware shall be, and is herein sometimes referred to as, the "SURVIVING CORPORATION." The name of the Surviving Corporation shall be International Network Services.

    1.2 FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions shall have been completed:

        (a) This Agreement and Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California General Corporation Law;

        (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

        (c) An executed Certificate of Merger or an executed, acknowledged and certified counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware.

    The date and time when the Merger shall become effective, as aforesaid, is herein called the "EFFECTIVE DATE OF THE MERGER."

    1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of INS California shall cease and INS Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and INS California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of INS California in the manner more fully set forth in Section 259 of the Delaware General Corporation Law,
(iv) shall continue to be subject to all of the debts, liabilities and obligations of INS Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of INS California in the same manner as if INS Delaware had itself incurred them, all as more fully provided under the appli-cable provisions of the Delaware General Corporation Law and the California General Corporation Law.

                 II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

    2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of INS Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law except that the First Article is to be amended in its entirety to read as follows: "The name of the Corporation is International Network Services (the "Corporation")."

    2.2 BYLAWS. The Bylaws of INS Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

    2.3 DIRECTORS AND OFFICERS. The directors and officers of INS California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                       III. MANNER OF CONVERSION OF STOCK

    3.1 INS CALIFORNIA COMMON STOCK. Upon the Effective Date of the Merger, each share of INS California Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, par value $0.001 per share, of the Surviving Corporation.

    3.2  INS CALIFORNIA OPTIONS, STOCK PURCHASE RIGHTS AND CONVERTIBLE
SECURITIES.

        (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option plans and all other employee benefit plans of INS California. Each outstanding and unexercised option or other right to purchase or security convertible into INS California Common Stock shall become an option or right to purchase or a security convertible into the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of INS California Common Stock issuable pursuant to any such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such INS California option, stock purchase right or convertible security at the Effective Date of the Merger. There are no options, purchase rights for or securities convertible into Preferred Stock of INS California.

        (b) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of INS California Common Stock so reserved immediately prior to the Effective Date of the Merger.

    3.3 INS DELAWARE COMMON STOCK. Upon the Effective Date of the Merger, each share of Common Stock, par value $0.001 per share, of INS Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by INS Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

    3.4 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of INS California Common Stock may, at such stockholder's option, surrender the same for cancellation to ChaseMellon Shareholder Services, as exchange agent (the "EXCHANGE AGENT"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of INS California Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which such shares of INS California Common Stock were converted in the Merger.

    The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

    Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of INS California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

    If any certificate for shares of INS Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to INS Delaware or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of INS Delaware that such tax has been paid or is not payable.

                                  IV. GENERAL

    4.1 COVENANTS OF INS DELAWARE. INS Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

        (a) Qualify to do business as a foreign corporation in the State of California and in connection therewith appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law;

        (b) File any and all documents with the California Franchise Tax Board necessary for the assumption by INS Delaware of all of the franchise tax liabilities of INS California;

        (c) File an executed counterpart of this Agreement meeting the requirements of the California General Corporation Law with the Secretary of State of the State of California; and

        (d) Take such other actions as may be required by the California General Corporation Law.

    4.2 FURTHER ASSURANCES. From time to time, as and when required by INS Delaware or by its successors or assigns, there shall be executed and delivered on behalf of INS California such deeds and other instruments, and there shall be taken or caused to be taken by INS Delaware and INS California such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by INS Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of INS California and otherwise to carry out the purposes of this Agreement, and the officers and directors of INS Delaware are fully authorized in the name and on behalf of INS California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

    4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either INS California or of INS Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of INS California or by the sole stockholder of INS Delaware, or by both.

    4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement with the Secretaries of State of the States of Delaware and California, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not, unless approved by the stockholders as required by law: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.


    4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.


    4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 1213 Innsbruck Drive, Sunnyvale, California 94089 and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

    4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

    4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of International Network Services, Inc., a Delaware corporation, and International Network Services, a California corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                INTERNATIONAL NETWORK SERVICES, INC.
                                a Delaware corporation

                                By:
                                     -----------------------------------------
                                     John L. Drew
                                     President and Chief Executive Officer

                                By:
                                     -----------------------------------------
                                     Kevin J. Laughlin
                                     Secretary

                                INTERNATIONAL NETWORK SERVICES
                                a California corporation

                                By:
                                     -----------------------------------------
                                     John L. Drew
                                     President and Chief Executive Officer

                                By:
                                     -----------------------------------------
                                     Kevin J. Laughlin
                                     Secretary

                         INTERNATIONAL NETWORK SERVICES
                           (A CALIFORNIA CORPORATION)

                             OFFICERS' CERTIFICATE

John L. Drew and Kevin J. Laughlin certify that:

    1. They are the President and the Secretary, respectively, of International Network Services, a corporation organized under the laws of the State of California.


    2. The corporation has authorized two classes of stock, designated "COMMON STOCK" and "PREFERRED STOCK," respectively. There are authorized 75,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The Preferred Stock is undesignated as to series, rights, preferences or restrictions.



    3. There were 33,010,460 shares of Common Stock and no shares of Preferred Stock outstanding as of the record date (the "RECORD DATE") and entitled to vote at the shareholders' meeting at which the Agreement and Plan of Merger (the "MERGER AGREEMENT") attached hereto was approved.


    4. The principal terms of the Merger Agreement were approved by the Board of Directors and by the vote of a number of shares of each class of stock which equaled or exceeded the vote required.

    5. The percentage vote required was more than 50% of the votes entitled to be cast by holders of Common Stock outstanding as of the Record Date, voting as a single class.

    6. John L. Drew and Kevin J. Laughlin further declare under penalty of perjury under the laws of the State of California that they have read the foregoing certificate and know the contents thereof and that the same is true of their own knowledge.

    Executed in Sunnyvale, California on             , 1998.

                                ------------------------------------------
                                John L. Drew,
                                President and Chief Executive Officer

                                ------------------------------------------
                                Kevin J. Laughlin, Secretary

                      INTERNATIONAL NETWORK SERVICES, INC.
                            (A DELAWARE CORPORATION)

                             OFFICERS' CERTIFICATE

John L. Drew and Kevin J. Laughlin certify that:

    1. They are the President and the Secretary, respectively, of International Network Services, Inc., a corporation organized under the laws of the State of Delaware.

    2. The corporation has authorized two classes of stock, designated "COMMON STOCK" and "PREFERRED STOCK," respectively. There are authorized 150,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The Preferred Stock is undesignated as to series, rights, preferences or restrictions.

    3. There are 100 shares of Common Stock outstanding and entitled to vote on the Agreement and Plan of Merger (the "MERGER AGREEMENT") attached hereto. There are no shares of Preferred Stock outstanding.

    4. The principal terms of the Merger Agreement were approved by the Board of Directors and by the vote of 100% of the shares outstanding and entitled to vote on the Merger Agreement.

    5. The percentage vote required was more than 50% of the votes entitled to be cast by holders of outstanding shares of Common Stock.

    6. John L. Drew and Kevin J. Laughlin further declare under penalty of perjury under the laws of the State of Delaware that they have read the foregoing certificate and know the contents thereof and that the same is true of their own knowledge.

    Executed in Sunnyvale, California on            , 1998.

                                ------------------------------------------
                                John L. Drew,
                                President and Chief Executive Officer

                                ------------------------------------------
                                Kevin J. Laughlin, Secretary

                                                                      APPENDIX B

                          CERTIFICATE OF INCORPORATION
                                       OF
                      INTERNATIONAL NETWORK SERVICES, INC.

    FIRST: The name of the corporation is International Network Services, Inc. (the "Corporation").

    SECOND: The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

    THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

    FOURTH: The Corporation is authorized to issue two classes of stock to be designated, respectively, Common Stock and Preferred Stock. The total number of shares of all classes of stock which the Corporation has authority to issue is one hundred and fifty-five million (155,000,000), consisting of one hundred and fifty million (150,000,000) shares of Common Stock, $0.001 par value per share (the "Common Stock"), and five million (5,000,000) shares of Preferred Stock, $0.001 par value per share (the "Preferred Stock").

    The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of each such series of Preferred Stock, including without limitation authority to fix by resolution or resolutions, the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

    The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issue of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

    FIFTH:  The name and mailing address of the incorporator are as follows:

            Susan H. Thornton
           International Network Service
           1213 Innsbruck Drive
           Sunnyvale, CA 94089

    SIXTH:  The Corporation is to have perpetual existence.

    SEVENTH: The election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

    EIGHTH: No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders called in accordance with the Bylaws and no action shall be taken by the stockholders by written consent.

    NINTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation.

    TENTH: To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

    The Corporation may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director, officer, employee or agent of the Corporation or any predecessor of the Corporation or serves or served at any other enterprise as a director, officer, employee or agent at the request of the Corporation or any predecessor to the Corporation.

    Neither any amendment nor repeal of this Article, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

    TWELFTH: Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the laws of the State of Delaware) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

    THIRTEENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.

    The undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is his act and deed and that the facts stated herein are true.

Dated:             , 1998       ------------------------------------------
                                Susan H. Thornton

                                                                      APPENDIX C

--------------------------------------------------------------------------------

                                     BYLAWS
                                       OF
                      INTERNATIONAL NETWORK SERVICES, INC.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
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

ARTICLE I--CORPORATE OFFICES..................................................................................
                                                                                                                         1
          1.1        REGISTERED OFFICE........................................................................           1
          1.2        OTHER OFFICES............................................................................           1
ARTICLE II--MEETINGS OF STOCKHOLDERS..........................................................................
                                                                                                                         1
          2.1        PLACE OF MEETINGS........................................................................           1
          2.2        ANNUAL MEETING...........................................................................           1
          2.3        SPECIAL MEETING..........................................................................           2
          2.4        NOTICE OF STOCKHOLDERS' MEETINGS.........................................................           2
          2.5        MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.............................................           3
          2.6        QUORUM...................................................................................           3
          2.7        ADJOURNED MEETING; NOTICE................................................................           3
          2.8        VOTING...................................................................................           3
          2.9        WAIVER OF NOTICE.........................................................................           3
          2.10       STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING..................................           4
          2.11       RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS..............................           4
          2.12       PROXIES..................................................................................           4
          2.13       INSPECTORS OF ELECTION...................................................................           4
ARTICLE III--DIRECTORS........................................................................................
                                                                                                                         5
          3.1        POWERS...................................................................................           5
          3.2        NUMBER OF DIRECTORS......................................................................           5
          3.3        ELECTION AND TERM OF OFFICE OF DIRECTORS.................................................           5
          3.4        RESIGNATION AND VACANCIES................................................................           5
          3.5        PLACE OF MEETINGS; MEETINGS BY TELEPHONE.................................................           6
          3.6        FIRST MEETINGS...........................................................................           6
          3.7        REGULAR MEETINGS.........................................................................           6
          3.8        SPECIAL MEETINGS; NOTICE.................................................................           6
          3.9        QUORUM...................................................................................           7
          3.10       WAIVER OF NOTICE.........................................................................           7
          3.11       ADJOURNED MEETING; NOTICE................................................................           7
          3.12       BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING........................................           7
          3.13       FEES AND COMPENSATION OF DIRECTORS.......................................................           7
          3.14       APPROVAL OF LOANS TO OFFICERS............................................................           7
          3.15       REMOVAL OF DIRECTORS.....................................................................           8
ARTICLE IV--COMMITTEES........................................................................................
                                                                                                                         8
          4.1        COMMITTEES OF DIRECTORS..................................................................           8
          4.2        COMMITTEE MINUTES........................................................................           8
          4.3        MEETINGS AND ACTION OF COMMITTEES........................................................           8
ARTICLE V--OFFICERS...........................................................................................
                                                                                                                         9
          5.1        OFFICERS.................................................................................           9
          5.2        THE CHAIRMAN OF THE BOARD................................................................           9
          5.3        THE CHIEF EXECUTIVE OFFICER..............................................................           9
          5.4        THE PRESIDENT............................................................................           9
          5.5        VICE-PRESIDENTS..........................................................................          10
          5.6        THE SECRETARY............................................................................          10
          5.7        THE CHIEF FINANCIAL OFFICER..............................................................          10
          5.8        THE CONTROLLER...........................................................................          10

                                       i
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
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ARTICLE VI--INDEMNITY.........................................................................................
                                                                                                                        11
          6.1        INDEMNIFICATION OF DIRECTORS AND OFFICERS................................................          11
          6.2        INDEMNIFICATION OF OTHERS................................................................          11
          6.3        INSURANCE................................................................................          11
          6.4        EXPENSES.................................................................................          11
          6.5        NON-EXCLUSIVITY OF RIGHTS................................................................          12
          6.6        SURVIVAL OF RIGHTS.......................................................................          12
          6.7        AMENDMENTS...............................................................................          12
ARTICLE VII--RECORDS AND REPORTS..............................................................................
                                                                                                                        12
          7.1        MAINTENANCE AND INSPECTION OF RECORDS....................................................          12
          7.2        INSPECTION BY DIRECTORS..................................................................          13
          7.3        VOTING OF STOCKS OWNED BY THE CORPORATION................................................          13
ARTICLE VIII--GENERAL MATTERS.................................................................................
                                                                                                                        13
          8.1        CHECKS; DRAFTS; EVIDENCE OF INDEBTEDNESS.................................................          13
          8.2        EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS.........................................          13
          8.3        STOCK CERTIFICATES.......................................................................          13
          8.4        SPECIAL DESIGNATION ON CERTIFICATES......................................................          14
          8.5        LOST CERTIFICATES........................................................................          14
          8.6        CONSTRUCTION; DEFINITIONS................................................................          14
ARTICLE IX--AMENDMENTS........................................................................................
                                                                                                                        14

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
                                     BYLAWS
                                       OF
                      INTERNATIONAL NETWORK SERVICES, INC.
                                   ARTICLE I
                               CORPORATE OFFICES

    1.1 REGISTERED OFFICE. The registered office of the corporation shall be fixed in the certificate of incorporation of the corporation.

    1.2 OTHER OFFICES. The board of directors may at any time establish other offices at any place or places where the corporation is qualified to do business.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

    2.1 PLACE OF MEETINGS. Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the board of direc-tors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

    2.2  ANNUAL MEETING.

        (a) The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. At the annual meeting, directors shall be elected and any other proper business may be transacted.

        (b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (B) otherwise properly brought before the meeting by or at the direction of the board of directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given notice thereof in writing to the secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty (120) calendar days in advance of the date specified in the corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received not later than the close of business on the later of one hundred twenty (120) calendar days in advance of such annual meeting or ten (10) calendar days following the date on which public announcement of the date of the meeting is first made. A stockholder's notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business, and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities

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    Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders' meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

        (c) Only persons who are nominated in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders by or at the direction of the board of directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the secretary of the corporation in accordance with the provisions of paragraph (b) of this
    Section 2.2. Such stockholder's notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 2.2. At the request of the board of directors, any person nominated by a stockholder for election as a director shall furnish to the secretary of the corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrants, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

    2.3 SPECIAL MEETING. Special meetings of stockholders for any purpose or purposes may be called at any time by the chairman of the board (if there be such an officer appointed), by the president or by the board of directors, but, except as otherwise provided in Section 3.4(c) of these bylaws, such special meetings may not be called by any other person or persons. Only such business shall be considered at a special meeting or stockholders' meeting as shall have been stated in the notice for such meeting.

    2.4 NOTICE OF STOCKHOLDERS' MEETINGS. All notices of meetings with stockholders shall be in writing and shall be sent or otherwise given in accordance with Section 2.5 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, date, and hour of the meeting and (i) in the case of a special meeting, the purpose or purposes for which the meeting is called (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders (but any matter properly brought before the meeting may be presented at the meeting for such action). The

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notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board intends to present for election.

    2.5 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE. Notice of any meeting of stockholders shall be given either personally or by mail, telecopy, telegram or other electronic or wireless means. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been give at the time when delivered personally or deposited in the mail or sent by telecopy, telegram or other electronic or wireless means.

    An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice or report.

    2.6 QUORUM. The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as other-wise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) the holders of a majority of the shares represented at the meeting and entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

    The stockholders present or represented by proxy at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

    2.7 ADJOURNED MEETING; NOTICE. When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

    2.8 VOTING. The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section
2.11 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

    Except as may be otherwise provided in the certificate of incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder. Any holders of shares entitled to vote on any matter may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, other than elections to office, but, if the stockholder fails to specify the number of shares such stockholder is voting affirmatively, it will be conclusively presumed that the stockholder's approving vote is with respect to all shares such stockholder is entitled to vote.

    2.9 WAIVER OF NOTICE. Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

    2.10 STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. The stockholders of the corporation may not take any action by written consent without a meeting. Any such action must be taken at a duly called annual or special meeting.

    2.11 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days prior to the date of such meeting, nor more than sixty (60) days prior to any other action.

    If the board of directors does not so fix a record date:

        (a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

        (b) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

    A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting, but the board of directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

    2.12 PROXIES. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by a written proxy, signed by the stockholder and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revoca-bility of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

    2.13 INSPECTORS OF ELECTION. Before any meeting of stockholders, the board of directors shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairman of the meeting may, and upon the request of any stockholder or a stockholder's proxy shall, appoint a person to fill that vacancy.

    Such inspectors shall:

        (a) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of quorum, and the authenticity, validity, and effect of proxies;

        (b) receive votes or ballots;

        (c) hear and determine all challenges and questions in any way arising in connection with the right to vote;

        (d) count and tabulate all votes;

        (e) determine when the polls shall close;

        (f) determine the result; and

        (g) do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

    The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate may be the inspectors of election is prima facie evidence of the facts stated therein.

                                  ARTICLE III
                                   DIRECTORS

    3.1 POWERS. Subject to the provisions of the General Corporation Law of Delaware and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

    3.2 NUMBER OF DIRECTORS. The number of directors of the corporation shall be not less than five (5) nor more than nine (9). The exact number of directors shall be seven (7) until changed, within the limits specified above, by a bylaw amending this Section 3.2, duly adopted by the board of directors or by the stockholders. The indefinite number of directors may be changed, or a definite number may be fixed without provision for an indefinite number, by a duly adopted amendment to the certificate of incorporation or by an amendment to this bylaw duly adopted by the vote of a majority of the stock issued and outstanding and entitled to vote or by resolution of a majority of the board of directors.

    No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

    3.3  ELECTION AND TERM OF OFFICE OF DIRECTORS.  Except as provided in
Section 3.4 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting (but if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of stockholders held for that purpose). Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified or until his earlier resignation or removal.

    Elections of directors need not be by written ballot.

    3.4  RESIGNATION AND VACANCIES.

        (a) Any director may resign effective upon giving written notice to the chairman of the board (if there be such an officer appointed), the president, the secretary or the board of directors of the corporation unless the notice specifies a later time for the effectiveness of such resignation. When one or more directors so resigns and the resignation is effective at a future date, unless otherwise provided in the certificate of incorporation, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

    Vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director; however, a vacancy created by the removal of a director by the vote of the stockholders or by court order may be filled only by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum). Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

        (b) Unless otherwise provided in the certificate of incorporation or these bylaws:

            (i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

            (ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

        (c) If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

        (d) If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable.

    3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE. Regular meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

    Any meeting of the board, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such participating directors shall be deemed to be present in person at the meeting.

    3.6 FIRST MEETINGS. The board of directors shall hold a regular meeting immediately after the meeting of stockholders at which it is elected and at the place where such meeting is held, or at such other place as shall be fixed by the board of directors, for the purpose of organization, election of officers of the corporation and the transaction of other business. Notice of such meeting is hereby dispensed with.

    3.7 REGULAR MEETINGS. Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

    3.8 SPECIAL MEETINGS; NOTICE. Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two (2) directors.

    Notice of the time and place of special meetings shall be delivered to each director personally or by telephone (including a voice messaging system or other system or technology designed to record and communicate messages), telegram, facsimile, electronic mail or other electronic means. Alternatively, notice may be sent by first-class mail, charges prepaid, addressed to each director at that director's address

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
as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone (including a voice messaging system or other system or technology designed to record and communicate messages), telegram, facsimile, electronic mail or other electronic means, it shall be delivered at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

    3.9 QUORUM. At all meetings of the board of directors, a majority of the authorized number of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute, or by the certificate of incorporation or in these bylaws. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

    A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

    3.10 WAIVER OF NOTICE. Notice of a meeting need not be given to any director (i) who signs a waiver of notice, or consent to holding the meeting or the approval of the minutes thereof whether before or after the meeting, or (ii) who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. All such waivers, consents and approvals shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

    3.11 ADJOURNED MEETING; NOTICE. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting of the board to another time and place.

    Notice of the time and place of holding an adjourned meeting of the board need not be given unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four (24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section 3.8 of these bylaws, to the directors who were not present at the time of the adjournment.

    3.12 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action required or permitted to be taken by the board of directors may be taken without a meeting, provided that all members of the board individually or collectively consent in writing to that action. Such written consent or consents shall be filed with the minutes of the proceedings of the board of directors. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.

    3.13 FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the Board of Directors.

    3.14 APPROVAL OF LOANS TO OFFICERS. The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the cor-poration or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of direc-tors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

    3.15 REMOVAL OF DIRECTORS. Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided, however, that, if and so long as stockholders of the corporation are entitled to cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors, pursuant to Delaware General Corporation Law
Section 141(k)(2).

    No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

                                   ARTICLE IV
                                   COMMITTEES

    4.1 COMMITTEES OF DIRECTORS. The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one (1) or more committees, each consisting of two or more directors, to serve at the pleasure of the board. The board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any committee, to the extent provided in the resolution of the board, shall have and may exercise all the powers and authority of the board, but no such committee shall have the power or authority to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the General Corporation Law of Delaware, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corpo-ration or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation), (ii) adopt an agreement of merger or consolidation under Sec-tions 251 or 252 of the General Corporation Law of Delaware, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution or (v) amend the bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

    4.2 COMMITTEE MINUTES. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

    4.3 MEETINGS AND ACTION OF COMMITTEES. Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of
Article III of these bylaws, Section 3.5 (place of meetings and meetings by telephone), Section 3.7 (regular meetings), Section 3.8 (special meetings and notice), Section 3.9 (quorum), Section 3.10 (waiver of notice), Section 3.11 (adjourned meeting and notice), and Section 3.12 (action without a meeting), with such changes in the context of those bylaws as are necessary to substitute the com-mittee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may also be called by resolution of the board of directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

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                                   ARTICLE V
                                    OFFICERS

    5.1 OFFICERS. The officers of the corporation shall consist of the chief executive officer, the president, the secretary and the chief financial officer, and each of them shall be appointed by the board of directors. The corporation may also have a chairman of the board, one or more vice-presidents, a controller, one or more assistant secretaries, and such other officers as may be appointed by the board of directors, or with authorization from the board of directors by the president. The order of the seniority of the vice-presidents shall be in the order of their nomination, unless otherwise determined by the board of directors. Any two or more of such offices may be held by the same person. The board of directors may appoint, and may empower the president to appoint, such other officers as the business of the corporation may require, each of whom shall have such authority and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

    All officers of the corporation shall hold office from the date appointed to the date of the next succeeding regular meeting of the board of directors following the meeting of shareholders at which the board of directors is elected, and until their successors are elected; provided that, subject to the rights, if any, of an officer under any contract of employment, all officers, as well as any other employee or agent of the corporation, may be removed at any time at the pleasure of the board of directors, or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors, and upon the removal, resignation, death or incapacity of any officer, the board of directors or the president, in cases where he or she has been vested by the board of directors with power to appoint, may declare such office vacant and fill such vacancy. Nothing in these bylaws shall be construed as creating any kind of contractual right to employment with the corporation.

    Any officer may resign at any time by giving written notice to the board of directors, the president, or the secretary of the corporation, without prejudice, however, to the rights, if any, of the corporation under any contract to which such officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

    The salary and other compensation of the officers shall be fixed from time to time by resolution of or in the manner determined by the board of directors.

    5.2 THE CHAIRMAN OF THE BOARD. The chairman of the board (if there be such an officer appointed) shall, when present, preside at all meetings of the board of directors and shall perform all the duties commonly incident to that office. The chairman of the board shall have authority to execute in the name of the corporation bonds, contracts, deeds, leases and other written instruments to be executed by the corporation (except where by law the signature of the president is required), and shall perform such other duties as the board of directors may from time to time determine.

    5.3 THE CHIEF EXECUTIVE OFFICER. Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the chief executive officer of the corporation shall, subject to the control of the board of directors, have general supervision, direction, and control of the business and the officers of the corporation. He shall preside at all meetings of the shareholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. He shall have the general powers and duties of management usually vested in the chief executive officer of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws.

    5.4 THE PRESIDENT. The president of the corporation shall exercise and perform such powers and duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. The president shall have authority to execute in the name of the corporation bonds, contracts, deeds, leases and other written instruments to be executed by the corporation. In the absence of the chief executive officer, he shall preside at all meetings of the shareholders and, in the absence or nonexistence of a chairman of the board or the chief executive officer, at all meetings of the board of directors and shall perform such other duties as the board of directors may from time to time determine.

    5.5 VICE-PRESIDENTS. The vice-presidents (if there be such officers appointed), in the order of their seniority (unless otherwise established by the board of directors), may assume and perform the duties of the president in the absence or disability of the president or whenever the office of the president is vacant. The vice-presidents shall have such titles, perform such other duties, and have such other powers as the board of directors, the president or these bylaws may designate from time to time.

    5.6 THE SECRETARY. The secretary shall record or cause to be recorded, and shall keep or cause to be kept, at the principal executive office and such other place as the board of directors may order, a book of minutes of actions taken at all meetings of directors and committees thereof and of shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof.

    The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent, a share register or a duplicate share register in a form capable of being converted into written form, showing the names of the shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

    The secretary shall give, or cause to be given, notice of all the meetings of the shareholders and of the board of directors and committees thereof required by these bylaws or by law to be given, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

    The president may direct any assistant secretary to assume and perform the duties of the secretary in the absence or disability of the secretary, and each assistant secretary shall perform such other duties and have such other powers as the board of directors or the president may designate from time to time.


    5.7 THE CHIEF FINANCIAL OFFICER. The chief financial officer shall also be the treasurer of the Company and shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation. The books of account shall at all reasonable times be open to inspection by any director.


    The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board of directors. The chief financial officer shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the chief executive officer, president and directors, whenever they request it, an account of all of the chief financial officer's transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

    5.8 THE CONTROLLER. The controller (if there be such an officer appointed) shall be responsible for the establishment and maintenance of accounting and other systems required to control and account for the assets of the corporation and provide safeguards therefor, and to collect information required for management purposes, and shall perform such other duties and have such other powers as the board of directors or the president may designate from time to time. The president may direct any assistant controller to assume and perform the duties of the controller, in the absence or disability of the controller, and each assistant controller shall perform such other duties and have such other powers as the board of directors, the chairman of the board (if there be such an officer appointed) or the president may designate from time to time.

                                   ARTICLE VI
                                   INDEMNITY

    6.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS. The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, indemnify each of its directors and officers against expenses (including attorneys' fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and executive officers and, provided, further, that the corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized in advance by the board of directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the General Corporation Law of Delaware or (iv) such indemnification is required to be made pursuant to an individual contract. For purposes of this Section 6.1, a "director" or "officer" of the corporation includes any person (i) who is or was a director or officer of the corporation,
(ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

    6.2 INDEMNIFICATION OF OTHERS. The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 6.2 and 6.4, an "employee" or "agent" of the corporation (other than a director or officer) includes any person (i) who is or was an employee or agent of the corporation,
(ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

    6.3 INSURANCE. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

    6.4 EXPENSES. The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding, upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under this bylaw or otherwise; provided, however, that the corporation shall not be required to advance expenses to any director or officer in connection with any proceeding (or part thereof) initiated by such person unless the proceeding was authorized in advance by the board of directors of the corporation.

    The corporation may advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was an employee or agent (other than directors or officers) of the corporation prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any employee or agent (other than directors or officers) in connection with such proceeding, upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under this bylaw or otherwise; provided, however, that the corporation shall not advance expenses to any employee or agent (other than directors or officers) in connection with any proceeding (or part thereof) initiated by such person unless the proceeding was authorized in advance by the board of directors of the corporation.

    Notwithstanding the foregoing, unless otherwise determined pursuant to
Section 6.5, no advance shall be made by the corporation to an employee, agent or officer of the corporation (except by reason of the fact that such person is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

    6.5 NON-EXCLUSIVITY OF RIGHTS. The rights conferred on any person by this bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the General Corporation Law of Delaware.

    6.6 SURVIVAL OF RIGHTS. The rights conferred on any person by this bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

    6.7 AMENDMENTS. Any repeal or modification of this bylaw shall only be prospective and shall not affect the rights under this bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

                                  ARTICLE VII
                              RECORDS AND REPORTS

    7.1 MAINTENANCE AND INSPECTION OF RECORDS. The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books and other records.

    Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stock-holder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

    The officer who has charge of the stock ledger of a corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

    7.2 INSPECTION BY DIRECTORS. Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

    7.3 VOTING OF STOCKS OWNED BY THE CORPORATION. All stock of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized to do so by resolution of the Board of Directors, or in the absence of such authorization, by the Chairman of the Board (if there be such an officer appointed), the Chief Executive Officer, the President or any Vice-President, or by any other person authorized to do so by the Chairman of the Board, the President or any Vice President.

                                  ARTICLE VIII
                                GENERAL MATTERS

    8.1 CHECKS; DRAFTS; EVIDENCE OF INDEBTEDNESS. From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

    8.2 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS. In its discretion, the board of directors may determine the method and designate the signatory officer or officers or other person or persons, to execute any corporate instrument or document, or to sign the corporate name without limitation, except where otherwise provided by law, and such execution or signature shall be binding upon the corporation. Unless so authorized or ratified by the board of directors or within the agency power of an officer, agent or employee , no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.


    8.3 STOCK CERTIFICATES. Every holder of shares in the corporation shall be entitled to have a certificate signed in the name of the corporation by the chairman of the board (if there be such officer appointed) or the president or a vice-president and by the treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

    The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consid-eration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the corporation in the case of uncertifi-cated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corpora-tion shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

    Any such certificate shall also contain such legends or other statements as may be required by the Corporate Securities Law of 1968, federal or other state securities laws, and any agreement between the corporation and the issuee of the certificate.

    Certificates for shares may be issued prior to full payment, under such restrictions and for such purposes as the board of directors or these bylaws may provide; provided, however, that the certificate issued to represent any such partly paid shares shall state on the face thereof the total amount of the consideration to be paid therefor, the amount remaining unpaid and the terms of payment.

    8.4 SPECIAL DESIGNATION ON CERTIFICATES. If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

    8.5 LOST CERTIFICATES. No new certificate for shares shall be issued in lieu of an old certificate unless the latter is surrendered and canceled at the same time; provided, however, that a new certificate will be issued without the surrender and cancellation of the old certificate if (1) the old certificate is lost, apparently destroyed or wrongfully taken; (2) the request for the issuance of the new certificate is made within a reasonable time after the owner of the old certificate has notice of its loss, destruction, or theft; (3) the request for the issuance of a new certificate is made prior to the receipt of notice by the corporation that the old certificate has been acquired by a bona fide purchaser; (4) the owner of the old certificate files a sufficient indemnity bond with or provides other adequate security to the corporation; and (5) the owner satisfies any other reasonable requirement imposed by the corporation.

    8.6 CONSTRUCTION; DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the General Corporation Law of Delaware shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

                                   ARTICLE IX
                                   AMENDMENTS

    The original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

                                                                      APPENDIX D

                         INTERNATIONAL NETWORK SERVICES
                           INDEMNIFICATION AGREEMENT


    This Indemnification Agreement ("Agreement") is effective as of            ,
1998 by and between International Network Services, a Delaware corporation (the
"Company"), and           , ("Indemnitee").


    WHEREAS, effective as of the date hereof, International Network Services, a California corporation, is reincorporating into Delaware;

    WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company and its related entities;

    WHEREAS, in order to induce Indemnitee to continue to provide services to the Company, the Company wishes to provide for the indemnification of, and the advancement of expenses to, Indemnitee to the maximum extent permitted by law;

    WHEREAS, the Company and Indemnitee recognize the continued difficulty in obtaining liability insurance for the Company's directors, officers, employees, agents and fiduciaries, the sig-nificant increases in the cost of such insurance and the general reductions in the coverage of such insurance;

    WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited; and

    WHEREAS, in connection with the Company's reincorporation, the Company and Indemnitee desire to continue to have in place the additional protection provided by an indemnification agreement to provide indemnification and advancement of expenses to the Indemnitee to the maximum extent permitted by Delaware law;

    WHEREAS, in view of the considerations set forth above, the Company desires that Indemnitee shall be indemnified and advanced expenses by the Company as set forth herein;

    NOW, THEREFORE, the Company and Indemnitee hereby agree as set forth below.

    1.  CERTAIN DEFINITIONS.

        (a) "Change in Control" shall mean, and shall be deemed to have occurred if, on or after the date of this Agreement, (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) (the "Exchange Act"), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company's then outstanding Voting Securities (as defined below), (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of related transactions) all or substantially all of the Company's assets.

        (b) "Claim" shall mean with respect to a Covered Event (as defined below): any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other.

        (c) References to the "Company" shall include, in addition to International Network Services, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which International Network Services (or any of its wholly-owned subsidiaries) is a party which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

        (d) "Covered Event" shall mean any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity.

        (e) "Expenses" shall mean any and all expenses (including attorneys' fees and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, to be a witness in or to participate in, any action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld), actually and reasonably incurred, of any Claim and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement.

        (f) "Expense Advance" shall mean a payment to Indemnitee pursuant to
    Section 3 of Expenses in advance of the settlement of or final judgement in any action, suit, proceeding or alternative dispute resolution mechanism, hearing, inquiry or investigation which constitutes a Claim.

        (g) "Independent Legal Counsel" shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 2(d) hereof, who shall not have otherwise performed services for the Company or Indemnitee within the last three years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements).

        (h) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

        (i) "Reviewing Party" shall mean, subject to the provisions of Section 2(d), any person or body appointed by the Board of Directors in accordance with applicable law to review the Company's obligations hereunder and under applicable law, which may include a member or members of the Company's Board of Directors, Independent Legal Counsel or any other person or body not a party to the particular Claim for which Indemnitee is seeking indemnification.

        (j) "Section" refers to a section of this Agreement unless otherwise indicated.

        (k) "Voting Securities" shall mean any securities of the Company that vote generally in the election of directors.

    2.  INDEMNIFICATION.

        (a) INDEMNIFICATION OF EXPENSES. Subject to the provisions of Section 2(b) below, the Company shall indemnify Indemnitee for Expenses to the fullest extent permitted by law if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any Claim (whether by reason of or arising in part out of a Covered Event), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses.

        (b) REVIEW OF INDEMNIFICATION OBLIGATIONS. Notwithstanding the foregoing, in the event any Reviewing Party shall have determined (in a written opinion, in any case in which Independent Legal Counsel is the Reviewing Party) that Indemnitee is not entitled to be indemni-fied hereunder under applicable law, (i) the Company shall have no further obligation under Section 2(a) to make any payments to Indemnitee not made prior to such determination by such Reviewing Party, and (ii) the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all Expenses theretofore paid in indemnifying Indemnitee; PROVIDED, HOWEVER, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee is entitled to be indemnified hereunder under applicable law, any determination made by any Reviewing Party that Indemnitee is not entitled to be indemnified hereunder under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expenses theretofore paid in indemnifying Indemnitee until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee's obligation to reimburse the Company for any Expenses shall be unsecured and no interest shall be charged thereon.

        (c) INDEMNITEE RIGHTS ON UNFAVORABLE DETERMINATION; BINDING EFFECT. If any Reviewing Party determines that Indemnitee substantively is not entitled to be indemnified hereunder in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by such Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and, subject to the provisions of Section 14, the Company hereby consents to service of process and to appear in any such proceeding. Absent such litigation, any determination by any Reviewing Party shall be conclusive and binding on the Company and Indemnitee.

        (d) SELECTION OF REVIEWING PARTY; CHANGE IN CONTROL. If there has not been a Change in Control, any Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), any Reviewing

    Party with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnification of Expenses under this Agreement or any other agreement or under the Company's certificate of incorporation or bylaws as now or hereafter in effect, or under any other applicable law, if desired by Indemnitee, shall be Independent Legal Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be entitled to be indemnified hereunder under applicable law and the Company agrees to abide by such opinion. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto. Notwithstanding any other provision of this Agreement, the Company shall not be required to pay Expenses of more than one Independent Legal Counsel in connection with all matters concerning a single Indemnitee, and such Independent Legal Counsel shall be the Independent Legal Counsel for any or all other Indemnitees unless (i) the employment of separate counsel by one or more Indemnitees has been previously authorized by the Company in writing, or (ii) an Indemnitee shall have provided to the Company a written statement that such Indemnitee has reasonably concluded that there may be a conflict of interest between such Indemnitee and the other Indemnitees with respect to the matters arising under this Agreement.

        (e) MANDATORY PAYMENT OF EXPENSES. Notwithstanding any other provision of this Agreement other than Section 10 hereof, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any Claim, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee in connection therewith.

    3.  EXPENSE ADVANCES.

        (a) OBLIGATION TO MAKE EXPENSE ADVANCES. The Company shall make Expense Advances to Indemnitee upon receipt of a written undertaking by or on behalf of the Indemnitee to repay such amounts if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified therefore by the Company.

        (b) FORM OF UNDERTAKING. Any obligation to repay any Expense Advances hereunder pursuant to a written undertaking by the Indemnitee shall be unsecured and no interest shall be charged thereon.

        (c) DETERMINATION OF REASONABLE EXPENSE ADVANCES. The parties agree that for the purposes of any Expense Advance for which Indemnitee has made written demand to the Company in accordance with this Agreement, all Expenses included in such Expense Advance that are certified by affidavit of Indemnitee's counsel as being reasonable shall be presumed conclusively to be reasonable.

    4.  PROCEDURES FOR INDEMNIFICATION AND EXPENSE ADVANCES.

        (a) TIMING OF PAYMENTS. All payments of Expenses (including without limitation Expense Advances) by the Company to the Indemnitee pursuant to this Agreement shall be made to the fullest extent permitted by law as soon as practicable after written demand by Indemnitee therefor is presented to the Company, but in no event later than forty-five (45) business days after such written demand by Indemnitee is presented to the Company, except in the case of Expense Advances, which shall be made no later than forty-five (45) business days after such written demand by Indemnitee is presented to the Company.

        (b) NOTICE/COOPERATION BY INDEMNITEE. Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified or Indemnitee's right to receive Expense Advances under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the

    Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

        (c) NO PRESUMPTIONS; BURDEN OF PROOF. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of NOLO CONTENDERE, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by this Agreement or applicable law. In addition, neither the failure of any Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by any Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under this Agreement or applicable law, shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by any Reviewing Party or otherwise as to whether the Indemnitee is entitled to be indemnified hereunder the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

        (d) NOTICE TO INSURERS. If, at the time of the receipt by the Company of a notice of a Claim pursuant to Section 4(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Claim in accordance with the terms of such policies.

        (e) SELECTION OF COUNSEL. In the event the Company shall be obligated hereunder to provide indemnification for or make any Expense Advances with respect to the Expenses of any Claim, the Company, if appropriate, shall be entitled to assume the defense of such Claim with counsel approved by Indemnitee (which approval shall not be unreasonably withheld) upon the delivery to Indemnitee of written notice of the Company's election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees or expenses of separate counsel subsequently retained by or on behalf of Indemnitee with respect to the same Claim; PROVIDED, HOWEVER, that, (i) Indemnitee shall have the right to employ Indemnitee's separate counsel in any such Claim at Indemnitee's expense and (ii) if (A) the employment of separate counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of Indemnitee's separate counsel shall be Expenses for which Indemnitee may receive indemnification or Expense Advances hereunder.

    5.  ADDITIONAL INDEMNIFICATION RIGHTS; NONEXCLUSIVITY.

        (a) SCOPE. The Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's certificate of incorporation, the Company's bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indem-nitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder except as set forth in Section 10(a) hereof.

        (b) NONEXCLUSIVITY. The indemnification and the payment of Expense Advances provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company's certificate of incorporation, its bylaws, any other agreement, any vote of stockholders or disinterested directors, the General Corporation Law of the State of Delaware, or otherwise. The indemnification and the payment of Expense Advances provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though subsequent thereto Indemnitee may have ceased to serve in such capacity.

    6. NO DUPLICATION OF PAYMENTS. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, provision of the Company's certificate of incorporation, bylaws or otherwise) of the amounts otherwise payable hereunder.

    7. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

    8. MUTUAL ACKNOWLEDGMENT. Both the Company and Indemnitee acknowledge that in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying its direc-tors, officers, employees, agents or fiduciaries under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

    9. LIABILITY INSURANCE. To the extent the Company maintains liability insurance applicable to directors, officers, employees, agents or fiduciaries, Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits as are provided to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, agents or fiduciaries, if Indemnitee is not an officer or director but is a key employee, agent or fiduciary.

    10. EXCEPTIONS. Notwithstanding any other provision of this Agreement, the Company shall not be obligated pursuant to the terms of this Agreement:

        (a) EXCLUDED ACTION OR OMISSIONS. To indemnify Indemnitee for Expenses resulting from acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under this Agreement or applicable law, PROVIDED, HOWEVER, that notwithstanding any limitation set forth in this Section 10(a) regarding the Company's obligation to provide indemnification, Indemnitee shall be entitled under Section 3 to receive Expense Advances hereunder with respect to any such Claim unless and until a court having jurisdiction over the Claim shall have made a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that Indemnitee has engaged in acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under this Agreement or applicable law.

        (b) CLAIMS INITIATED BY INDEMNITEE. To indemnify or make Expense Advances to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, counterclaim or crossclaim, except (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company's certificate of incorporation or bylaws now or hereafter in effect relating to Claims for Covered Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim, or (iii) as otherwise required under Section 145 of the Delaware General Corporation Law, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, or insurance recovery, as the case may be.

        (c) LACK OF GOOD FAITH. To indemnify Indemnitee for any Expenses incurred by the Indemnitee with respect to any action instituted (i) by Indemnitee to enforce or interpret this Agreement, if a court having jurisdiction over such action determines as provided in Section 13 that each of the material assertions made by the Indemnitee as a basis for such action was not made in good faith or was frivolous, or (ii) by or in the name of the Company to enforce or interpret this Agreement, if a court having jurisdiction over such action determines as provided in Section 13 that each of the material defenses asserted by Indemnitee in such action was made in bad faith or was frivolous.

        (d) CLAIMS UNDER SECTION 16(B). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute; PROVIDED, HOWEVER, that notwithstanding any limitation set forth in this Section 10(d) regarding the Company's obligation to provide indemnification, Indemnitee shall be entitled under Section 3 to receive Expense Advances hereunder with respect to any such Claim unless and until a court having jurisdiction over the Claim shall have made a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that Indemnitee has violated said statute.

    11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

    12. BINDING EFFECT; SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), spouses, heirs and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect, and whether by purchase, merger, consoli-dation or otherwise) to all, substantially all, or a substantial part, of the business or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such suc-cession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director, officer, employee, agent or fiduciary (as applicable) of the Company or of any other enterprise at the Company's request.

    13.  EXPENSES INCURRED IN ACTION RELATING TO ENFORCEMENT OR
INTERPRETATION. In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be indemnified for all Expenses incurred by Indemnitee with respect to such action (including without limitation attorneys' fees), regardless of whether Indemnitee is ultimately successful in such action, unless as a part of such action a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous; provided, however, that until such final judicial determination is made, Indemnitee shall be entitled under Section 3 to receive payment of Expense Advances hereunder with respect to such action. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be indemnified for all Expenses incurred by Indemnitee in defense of such action (including without limitation costs and expenses incurred with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material defenses asserted by Indemnitee in such action was made in bad faith or was frivolous; provided, however, that until such final judicial determination is made, Indemnitee shall be entitled under Section 3 to receive payment of Expense Advances hereunder with respect to such action.

    14. NOTICE. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and signed for by the party addressed, on the date of such delivery, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

    15. CONSENT TO JURISDICTION. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the Court of Chancery of the State of Delaware in and for New Castle County, which shall be the exclusive and only proper forum for adjudicating such a claim.

    16. SEVERABILITY. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including without limitation each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

    17. CHOICE OF LAW. This Agreement, and all rights, remedies, liabilities, powers and duties of the parties to this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws.

    18. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

    19. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

    20. INTEGRATION AND ENTIRE AGREEMENT. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

    21. NO CONSTRUCTION AS EMPLOYMENT AGREEMENT. Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries or affiliated entities.

    IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first above written.

INTERNATIONAL NETWORK SERVICES

By:
               -------------------------

Print Name:
               -------------------------

Title:
               -------------------------

               1213 Innsbruck Drive
               Sunnyvale, California
Address:       94089


                                AGREED TO AND ACCEPTED INDEMNITEE:

                                ------------------------------------------

                                Address:
                                -------------------------------------

                                ------------------------------------------

                   INTERNATIONAL NETWORK SERVICES
                           1996 STOCK PLAN
                (AMENDED AND RESTATED April 3, 1998)


    1.  PURPOSES OF THE PLAN.  The purposes of this Stock Plan are:

        - to attract and retain the best available personnel for positions of substantial responsibility,

        - to provide additional incentive to Employees, Directors and Consultants, and

        -   to promote the success of the Company's business.

    Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

    2. DEFINITIONS. As used herein, the following definitions shall apply:

        (a) "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan, in accordance with
Section 4 of the Plan.

        (b) "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

        (c) "BOARD" means the Board of Directors of the Company.

        (d) "CODE" means the Internal Revenue Code of 1986, as amended.

        (e) "COMMITTEE" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

        (f) "COMMON STOCK" means the Common Stock of the Company.

        (g) "COMPANY" means International Network Services, a
California corporation.

        (h) "CONSULTANT" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services.

        (i) "DIRECTOR" means a member of the Board.

        (j) "DISABILITY" means total and permanent disability as defined in Section 22(e)(3) of the Code.

        (k) "EMPLOYEE" means any person, including Section 16(b) Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        (l) "EXCHANGE ACT" means the Securities Exchange Act of
1934, as amended.

        (m) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

            (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination (or if such date is not a market trading day, the most recent prior market trading day), as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

            (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or if such date is not a market trading day, the most recent prior market trading day), as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

            (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

        (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of
Section 422 of the Code and the regulations promulgated thereunder.

        (o) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

        (p) "NOTICE OF GRANT" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

        (q) "SECTION 16(b) OFFICER" means a person who is an officer of the Company within the meaning of Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder.

        (r) "OPTION" means a stock option granted pursuant to the Plan.

        (s) "OPTION AGREEMENT" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

        (t) "OPTION EXCHANGE PROGRAM" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

        (u) "OPTIONED STOCK" means the Common Stock subject to an Option or Stock Purchase Right.

        (v) "OPTIONEE" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

        (w) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

        (x) "PLAN" means this 1996 Stock Plan.

        (y) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under
Section 11 below.

        (z) "RESTRICTED STOCK PURCHASE AGREEMENT" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

        (aa)    "RULE 16b-3" means Rule 16b-3 of the Exchange
Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

        (bb)    "SECTION 16(b)" means Section 16(b) of the
Securities Exchange Act of 1934, as amended.

        (cc)    "SERVICE PROVIDER" means an Employee, Director or
Consultant.

        (dd) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

        (ee) "STOCK PURCHASE RIGHT" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

        (ff) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

    3.  STOCK SUBJECT TO THE PLAN.  Subject to the provisions of
Section 13 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 5,500,000 Shares, plus
(i) any unused Shares, (ii) any forfeited Shares, and (iii) annual increases on July 1 of each year, beginning on July 1, 1999 and ending on July 1, 2003, equal to the lesser of (a) 2.5 percent of the Shares of Common Stock outstanding on the last day of each
preceding fiscal year, (b) 3,750,000 Shares or   (c) a lesser
amount determined by the Board.  For purposes of this Section 3,
(i) "unused Shares" means Shares reserved for issuance but not covered by grants under the Amended and Restated 1992 Flexible Stock Incentive Plan of the Company (the "1992 Plan") (which 1992 Plan shall be terminated as of the effective date of the Plan), and
(ii) "forfeited Shares" means any Shares covered by grants under the 1992 Plan that are not issued to participants or that are returned to the Company upon forfeiture of such Shares.

        If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); PROVIDED, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

    4.  ADMINISTRATION OF THE PLAN.

        (a) PROCEDURE.

            (i) MULTIPLE ADMINISTRATIVE BODIES. The Plan may be administered by different Committees with respect to different groups of Service Providers.

            (ii) SECTION 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

            (iii) RULE 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the Plan shall be administered by the Board or a Committee of two or more
"non-employee directors" within the meaning of Rule 16b-3.

            (iv) OTHER ADMINISTRATION. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which Committee shall be constituted to satisfy
Applicable Laws.

        (b) POWERS OF THE ADMINISTRATOR. Subject to the provi-sions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

            (i)     to determine the Fair Market Value;

            (ii)    to select the Service Providers to whom
Options and Stock Purchase Rights may be granted hereunder;

            (iii)   to determine the number of shares of
Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

            (iv) to approve forms of agreement for use under the Plan;

            (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

            (vi)    to institute an Option Exchange Program;

            (vii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

            (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

            (ix)    to modify or amend each Option or Stock
Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

            (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

            (xi)    to authorize any person to execute on
behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

            (xii)   to make all other determinations deemed
necessary or advisable for administering the Plan.

        (c) EFFECT OF ADMINISTRATOR'S DECISION.  The
Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

    5. ELIGIBILITY. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock
Options may be granted only to Employees.

    6.  LIMITATIONS.

        (a) Each Option shall be designated in the Option
Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

        (b) Neither the Plan nor any Option or Stock Purchase
Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

        (c) The following limitations shall apply to grants of
Options:

            (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 2,000,000 Shares.

            (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above.

            (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

            (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

    7. TERM OF PLAN. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

    8. TERM OF OPTION. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

    9.  OPTION EXERCISE PRICE AND CONSIDERATION.

        (a) EXERCISE PRICE. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

            (i)     In the case of an Incentive Stock Option

                (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator.
In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of
Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of Fair
Market Value on the date of grant pursuant to a merger or other corporate transaction.

        (b) WAITING PERIOD AND EXERCISE DATES. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any con-ditions which must be satisfied before the Option may be exercised.

        (c) FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

            (i)     cash;

            (ii)    check;

            (iii)   promissory note;

            (iv)    other Shares which (A) in the case of
Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and
(B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

            (v) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan;

            (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

            (vii) any combination of the foregoing methods of payment; or

            (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable
Laws.


    10. EXERCISE OF OPTIONS.

        (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

            An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

            Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

        (b) TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that he or she is entitled to exercise it on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (c) DISABILITY OF OPTIONEE. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve
(12) months from the date of termination, but only to the extent that the Optionee is entitled to exercise it on the date of termination (and in no event later than the expiration of the term of the Option as set forth in the Option Agreement). If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (d) DEATH OF OPTIONEE.  If an Optionee dies while a
Service Provider, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee would have been entitled to exercise the Option on the date of death. If, at the time of death, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (e) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

    11. STOCK PURCHASE RIGHTS.

        (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

        (b) REPURCHASE OPTION. Unless the Administrator deter-mines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the volun-tary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The pur-chase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

        (c) OTHER PROVISIONS.  The Restricted Stock Purchase
Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Admin-istrator in its sole discretion.

        (d) RIGHTS AS A SHAREHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in
Section 13 of the Plan.

    12. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

    13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION,
        MERGER OR ASSET SALE.

        (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

        (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

        (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

    14. DATE OF GRANT. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

    15. AMENDMENT AND TERMINATION OF THE PLAN.

        (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan.

        (b) SHAREHOLDER APPROVAL. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

        (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

    16. CONDITIONS UPON ISSUANCE OF SHARES.

        (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

    17. INABILITY TO OBTAIN AUTHORITY.  The inability of the
Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    18. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    19. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                   INTERNATIONAL NETWORK SERVICES

                       STOCK OPTION AGREEMENT


    Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.  NOTICE OF STOCK OPTION GRANT

[Optionee's Name and Address]

    You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

    Grant Number                   _________________________

    Date of Grant                  _________________________

    Vesting Commencement Date      _________________________

    Exercise Price per Share       $________________________

    Total Number of Shares Granted  _________________________

    Total Exercise Price           $_________________________

    Type of Option:                 ___  Incentive Stock Option

                                    ___  Nonstatutory Stock Option

    Term/Expiration Date:           _________________________


     VESTING SCHEDULE:

    This Option may be exercised, in whole or in part, in accordance with the following schedule:

    [24% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 2% of the Shares subject to the Option shall vest each month thereafter, subject to the Optionee continuing to be a Service Provider on such dates].

    TERMINATION PERIOD:

    This Option may be exercised for _____ [days/months] after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT

    1. GRANT OF OPTION. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

        If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

    2.  EXERCISE OF OPTION.

        (a) RIGHT TO EXERCISE. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

        (b) METHOD OF EXERCISE. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

        No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

    3. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

        (a) cash;

        (b) check;

        (c) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan;

        (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and
(ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

        (e) with the Administrator's consent, delivery of Optionee's promissory note (the "Note") in the form attached hereto as Exhibit C, in the amount of the aggregate Exercise Price of the Exercised Shares together with the execution and delivery by the Optionee of the Security Agreement attached hereto as Exhibit B. The Note shall bear interest at the "applicable federal rate" prescribed under the Code and its regulations at time of purchase, and shall be secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement.

    4. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

    5. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

    6. TAX CONSEQUENCES. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

        (a) EXERCISING THE OPTION.

            (i) NONSTATUTORY STOCK OPTION. The Optionee may incur regular federal income tax liability upon exercise of a NSO. The
Optionee will be treated as having received compensation income
(taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

            (ii)  INCENTIVE STOCK OPTION.  If this Option
qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

        (b) DISPOSITION OF SHARES.

            (i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

            (ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

        (c) NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

    7. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the

Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

    8. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

    By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.



OPTIONEE:                               INTERNATIONAL NETWORK SERVICES



___________________________________     ______________________________________
Signature                               By

____________________________________    ______________________________________
Print Name                              Title

____________________________________
Residence Address

____________________________________

                          CONSENT OF SPOUSE

    The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

                              _______________________________________
                              Spouse of Optionee

                              EXHIBIT A

                           1996 STOCK PLAN

                           EXERCISE NOTICE


International Network Services
650 Castro Street, Suite 260
Mountain View, CA  94041

Attention:  Corporate Secretary

    1. EXERCISE OF OPTION. Effective as of today, ________________, 199__, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of International Network Services (the "Company") under and pursuant to the 1996 Stock Plan (the "Plan") and the
Stock Option Agreement dated              , 19___ (the "Option
Agreement").  The purchase price for the Shares shall be $
  , as required by the Option Agreement.

    2.  DELIVERY OF PAYMENT.  Purchaser herewith delivers to the
Company the full purchase price for the Shares.

    3. REPRESENTATIONS OF PURCHASER. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

    4. RIGHTS AS SHAREHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as pro-vided in Section 13 of the Plan.

    5. TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

    6.  ENTIRE AGREEMENT; GOVERNING LAW.  The Plan and Option
Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:                           Accepted by:

PURCHASER:                              INTERNATIONAL NETWORK SERVICES


__________________________________      _____________________________________
Signature                               By

__________________________________      _____________________________________
Print Name                              Its


ADDRESS:                                ADDRESS:

_________________________________       650 Castro Street, Suite 260
                                        Mountain View, CA  94041
_________________________________

                                        _____________________________________
                                        Date Received

                   INTERNATIONAL NETWORK SERVICES

                  1996 EMPLOYEE STOCK PURCHASE PLAN
                (AMENDED AND RESTATED April 3, 1998)


     The following constitute the provisions of the 1996 Employee Stock Purchase Plan of International Network Services.

     1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.   DEFINITIONS.

          (a)  "BOARD" shall mean the Board of Directors of the Company.

          (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          (c)  "COMMON STOCK" shall mean the Common Stock of the Company.

          (d) "COMPANY" shall mean International Network Services and any Designated Subsidiary of the Company.

          (e) "COMPENSATION" shall mean all base straight-time gross earnings, payments for overtime, shift premiums, commissions, and performance bonuses (other than referral and "spot" bonuses).

          (f) "DESIGNATED SUBSIDIARIES" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (g) "EMPLOYEE" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

          (h) "ENROLLMENT DATE" shall mean the first day of each Offering Period or Special Offering Period.

          (i)  "EXERCISE DATE" shall mean the last day of each Purchase
Period.

          (j) "FAIR MARKET VALUE" shall mean, as of any date, the value of Common Stock determined as follows:

               (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

               (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock for the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable;

               (3) For the purposes of the Enrollment Date under the first Offering Period under the Plan, the Fair Market Value of the Common Stock shall be the price to public as set forth in the final prospectus included within the Registration Statement on form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Common Stock; or

               (4) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (k) "OFFERING PERIOD" shall mean a period of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 1 or November 1 of each year and terminating on the last Trading Day in the period ending twenty-four months later. The first Offering Period shall commence on the date on which the Company's registration statement on Form S-1 is declared effective by the Securities and Exchange Commission and shall terminate on the last Trading Day on or before October 31, 1998. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan. As used herein, "Offering Period" shall also mean "Special Offering Period," where applicable.

          (l)  "PLAN" shall mean this Employee Stock Purchase Plan.

          (m) "PURCHASE PRICE" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the last Trading Day prior to the Enrollment Date or such Fair Market Value on the Exercise Date, whichever is lower. With respect to the first Offering Period and the Special Offering Periods, the Purchase Price shall be 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

          (n) "PURCHASE PERIOD" shall mean the approximately six-month period commencing after one Exercise Date and ending with the next Exercise Date. The first Purchase Period of any Offering Period shall commence on the Enrollment Date and end on the next Exercise Date. The first Purchase Period of the first Offering Period shall commence on the Enrollment Date and shall end on the last trading day on or before April 30, 1997.

          (o) "RESERVES" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (p) "SPECIAL OFFERING PERIOD" shall mean one of two Offering Periods that commence on November 29, 1996 and February 14, 1997. The Special Offering Periods shall be coterminous with the First Offering Period and shall end on the last Trading Day on or before October 31, 1998. The first Purchase Period of each Special Offering Period shall commence on the applicable Enrollment Date and shall end on the last Trading Day on or before April 30, 1997.

          (q) "SUBSIDIARY" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

          (r) "TRADING DAY" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

     3.   ELIGIBILITY.

          (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock representing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4. OFFERING PERIODS. Generally, the Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1 and November 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The first Offering Period shall commence on the effective date of the initial public offering of the Company's Common Stock that is filed with the Securities and Exchange Commission and shall end on the last Trading Day on or before October 31, 1998. The Special Offering Periods shall commence on the first Trading Day on or after November 29, 1996 and February 14, 1997, and shall end on the last Trading Day on or before October 31, 1998. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

     5.   PARTICIPATION.

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement provided by the Company authorizing payroll deductions and filing it with the Company's payroll office prior to the applicable Enrollment Date.

          (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6.   PAYROLL DEDUCTIONS.

          (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period.

          (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may decrease the rate of his or her payroll deductions one time during a Purchase Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. In addition, a participant may increase or decrease his or her deduction rate upon the commencement of a Purchase Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

          (d) Notwithstanding the foregoing, a participant's payroll deductions may be decreased to zero percent (0%) at any time during an Purchase Period to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period during which an employee's participation shall so comply, unless terminated by the participant as provided in Section 10 hereof.

          (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7. GRANT OF OPTION. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price. During a six-month Purchase Period an Employee shall in no event be permitted to purchase more than the lesser of 2,000 shares or such number of shares as may be determined by the Plan administrator; provided, however, that such limit shall be adjusted proportionately in the case of a Purchase Period longer than six months. The number of shares that may be purchased shall also be subject to the limitations set forth in Sections 3(b) and 12 hereof.
Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

     8. EXERCISE OF OPTION. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9. DELIVERY. As promptly as practicable after each Exercise Date, the shares purchased upon exercise of an option shall be credited to an account in the participant's name with a brokerage firm selected by the Company to hold the shares in its street name.

     10.  WITHDRAWAL; TERMINATION OF EMPLOYMENT.

          (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by completing a notice of withdrawal provided by the Company and filing it with the Company's payroll office. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

          (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option shall be automatically terminated.

          (c) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

     11. INTEREST. No interest shall accrue on the payroll deductions of a participant in the Plan.

     12.  STOCK.

          (a) Subject to Section 18, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 1,200,000 shares, plus an annual increase to be added on November 1 of each year equal to the lesser of (i) 2.0 percent of the Shares of Common Stock outstanding on the last day of each preceding fiscal year, (ii) 3,000,000 Shares or (iii) a lesser amount determined by the Board. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

     13.  ADMINISTRATION.

          (a) ADMINISTRATIVE BODY. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

     14.  DESIGNATION OF BENEFICIARY.

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15. TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

     16. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17. REPORTS. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     18. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, LIQUIDATION, MERGER OR ASSET SALE.

          (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the Reserves, as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

          (c) MERGER OR ASSET SALE. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New

Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

     19.  AMENDMENT OR TERMINATION.

          (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply under Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

          (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     20. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten
(10) years unless sooner terminated under Section 19 hereof.

     23. AUTOMATIC TRANSFER TO LOW PRICE OFFERING PERIOD. To the extent permitted by any applicable laws, regulations or stock exchange rules, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

                   INTERNATIONAL NETWORK SERVICES

                      1998 DIRECTOR OPTION PLAN


     1. PURPOSES OF THE PLAN. The purposes of this 1998 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

          All options granted hereunder shall be nonstatutory stock options.

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:

          (a)  "BOARD" means the Board of Directors of the Company.

          (b)  "CODE" means the Internal Revenue Code of 1986, as amended.

          (c)  "COMMON STOCK" means the common stock of the Company.

          (d) "COMPANY" means International Network Services, a California corporation.

          (e)  "DIRECTOR" means a member of the Board.

          (f) "DISABILITY" means total and permanent disability as defined in section 22(e)(3) of the Code.

          (g) "EMPLOYEE" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (h) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (i) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (j)  "INSIDE DIRECTOR" means a Director who is an Employee.

          (k)  "OPTION" means a stock option granted pursuant to the Plan.

          (l)  "OPTIONED STOCK" means the Common Stock subject to an Option.

          (m)  "OPTIONEE"  means a Director who holds an Option.

          (n)  "OUTSIDE DIRECTOR" means a Director who is not an Employee.

          (o) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (p)  "PLAN" means this 1998 Director Option Plan.

          (q) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

          (r) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 300,000 Shares (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4.   ADMINISTRATION AND GRANTS OF OPTIONS UNDER THE PLAN.

          (a) PROCEDURE FOR GRANTS. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

               (i) No person shall have any discretion to select which Outside Directors shall be granted Options or, subject to Section 10, to determine the number of Shares to be covered by Options.

               (ii) Each person who first becomes an Outside Director on or after the effective date of this Plan, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy, shall be automatically granted an Option to purchase 30,000 Shares on the date on which such person first becomes an Outside Director and on each third anniversary thereof during the term of this Plan so long as he or she continues to serve as an Outside Director. In addition, those individuals who are Outside Directors as of the effective date of this Plan shall be granted an Option to purchase 30,000 Shares on the date of the Company's annual meeting of shareholders in the year 2000 and on each third anniversary thereof during the term of this Plan so long as he or she continues to serve as an Outside Director.

               (iii) Notwithstanding the provisions of subsection (ii) hereof, any exercise of an Option granted before the Company has obtained shareholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 16 hereof.

                (iv) The terms of an Option granted hereunder shall be as follows:

                    (A) The Option term shall be ten (10) years from the date of grant (subject to Section 8).

                    (B) The Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                    (C) The exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

                    (D) Subject to Sections 8 and 10 hereof, the Option shall become exercisable as to one-thirty-sixth (1/36) of the Shares subject to the Option at the end of each month following its date of grant.

                 (v) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the shareholders to increase the number of Shares that may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

     5. ELIGIBILITY. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4 hereof.

          The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights that the Director or the Company may have to terminate the Director's relationship with the Company at any time.

     6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

     7. FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares that (x) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (v) any combination of the foregoing methods of payment.

     8.   EXERCISE OF OPTION.

          (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times as are set forth in
Section 4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  TERMINATION OF CONTINUOUS STATUS AS A DIRECTOR. Subject to
Section 10 hereof, in the event an Optionee's status as a Director terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (c) DISABILITY OF OPTIONEE. In the event Optionee's status as a Director terminates as a result of Disability, the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termina-tion (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (d) DEATH OF OPTIONEE. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve
(12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10)-year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     9. NON-TRANSFERABILITY OF OPTIONS. Except as may otherwise be specified by the Board or a committee of the Board, the Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or dis-tribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

          (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

          (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

          (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation.

     If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

     For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     11.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made that would impair the rights of any Optionee under any grant theretofore made, without his or her consent.

In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

     12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.


     13. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     14. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     15. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

     16. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and any stock exchange rules.

                           P   R   O   X   Y

                     INTERNATIONAL NETWORK SERVICES
                 PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



The undersigned shareholder of International Network Services, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated September 29, 1998, and hereby appoints John L. Drew and Kevin J. Laughlin, and each of them, proxies, with full power of substitution, to represent the undersigned and to vote as designated on the reverse side, all shares of Common Stock of International Network Services that the undersigned is entitled to vote at the Annual Meeting of Shareholders of International Network Services to be held on October 29, 1998 at 1:00 p.m., local time, at the Company's headquarters at 1213 Innsbruck Drive, Sunnyvale, CA 94089, or another location, and at any adjournment or adjournments thereof.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED
FOR EACH OF THE PROPOSALS ON THE REVERSE SIDE HEREOF AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXIES DEEM ADVISABLE.

               CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                                SEE REVERSE
                                                                    SIDE

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
                                                                Please mark
                                                                 votes as in
                                                               this example [X]

A VOTE FOR THE FOLLOWING PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS.


                                                                 FOR          WITHHELD
                                                                 ALL          FROM ALL
1.    Election of six directors.                               NOMINEES       NOMINEES
                                                                 / /             / /
      Nominees: Donald K. McKinney, John L. Drew, Douglas C. Allred,
                Vernon R. Anderson, David Carlick and Lawrence G. Finch.

            / /  _______________________________________
                 For all nominees except as noted above.

2.   Proposal to amend the Company's 1996 Stock Plan.                                    FOR     AGAINST   ABSTAIN
                                                                                         / /       / /       / /

3.   Proposal to amend the Company's 1996 Employee Stock                                 FOR     AGAINST   ABSTAIN
     Purchase Plan.                                                                      / /       / /       / /

4.   Proposal to adopt the 1998 Director Option Plan.                                    FOR     AGAINST   ABSTAIN
                                                                                         / /       / /       / /

5.   Proposal to change the state of incorporation                                       FOR     AGAINST   ABSTAIN
     of the Company from California to Delaware.                                         / /       / /       / /

6.   Proposal to increase the authorized number of shares of Common                      FOR     AGAINST   ABSTAIN
     Stock, subject to the approval of proposal five.                                    / /       / /       / /

7.   Proposal to ratify PricewaterhouseCoopers LLP as                                    FOR     AGAINST   ABSTAIN
     independent accountants.                                                            / /       / /       / /

8.   In their discretion, the Proxies are authorized to vote upon such other business which may properly come before the meeting or any adjournments thereof.


Please sign exactly as your name appears on your stock certificate. If the stock is held by joint tenants or as community property, both should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should give their titles.

Signature _____________________________    Date _____________________________

Signature _____________________________    Date _____________________________

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